UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MSA Safety Incorporated
(Name of Registrant as Specified In Its Charter)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting of Shareholders

TO THE HOLDERS OF COMMON STOCK OF MSA SAFETY INCORPORATED:

Notice is hereby given that the Annual Meeting of Shareholders of MSA Safety Incorporated will be held on Friday, May 8, 2026 at 9:00 a.m., Eastern Time, via a live audio webcast only at www.virtualshareholdermeeting.com/MSA2026 for the purpose of considering and acting upon the following:

(1)	Election of Directors for 2029: The election of three directors for a term of three years;

(2)	Selection of Independent Registered Public Accounting Firm: The selection of the independent registered public accounting firm for the year ending December 31, 2026;

(3)

Advisory Vote to Approve Executive Compensation: To provide a non-binding (advisory) vote to approve the executive compensation of the Company’s named executive officers, as disclosed in this Proxy Statement;

and such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only the holders of record of Common Stock of the Company on the books of the Company at the close of business on February 13, 2026 are entitled to notice of and to vote at the meeting and any adjournment thereof.

Notice of Internet Availability of Proxy Materials: Instead of mailing printed proxy materials in 2026, on March 26, 2026 we mailed a Notice of Internet Availability of Proxy Materials advising shareholders to view our Proxy Statement, Proxy Card and 2025 Annual Report free of charge online at www.proxyvote.com, or to request paper or email copies. Only shareholders who have requested printed materials will receive them. We encourage all shareholders to access the Company’s proxy materials online to reduce the environmental impact and costs associated with paper copies.

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote by promptly submitting your proxy by mail, by the internet or by phone. If you attend the meeting, you may, if you wish, withdraw your proxy and vote your shares during the meeting.

By Order of the Board of Directors,

Richard W. Roda Secretary

March 26, 2026

IMPORTANT NOTE ABOUT

THE 2026 ANNUAL MEETING

The MSA Annual Meeting of Shareholders will be held in a virtual-only format in 2026. Shareholders must use the following link to access the virtual meeting on the meeting date:

www.virtualshareholdermeeting.com/MSA2026

Upon accessing the link, shareholders must enter the 12-digit control number found on their proxy card, voting instruction form or notice of internet availability of proxy materials; otherwise, admittance to the meeting will not be approved.

It is not necessary to attend the meeting to vote your shares. To vote your proxy by mail, mark your vote on the proxy card and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card but do not mark any selections, your shares represented by that proxy will be voted as recommended by the Board. Whether or not you expect to attend the virtual meeting, we encourage you to vote by proxy as soon as possible, should you later decide not to attend the meeting.

MSA 2026 PROXY STATEMENT

MSA 2026 PROXY STATEMENT

Proxy Summary

2026 ANNUAL MEETING OF SHAREHOLDERS

When: 9:00 a.m. Eastern Time on May 8, 2026	Record Date: February 13, 2026	Where: www.virtualshareholdermeeting.com/MSA2026

Voting:

Shareholders of the Company as of the Record Date are entitled to vote on the matters presented at the meeting. Each share of Common Stock of the Company is entitled to one vote for each director nominee and for one vote on each of the other matters presented.

BUSINESS OVERVIEW

MSA Safety Incorporated (the “Company” or “MSA”) is the global leader in advanced safety products, technology and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. The Company’s comprehensive product line, which is governed by rigorous safety standards across highly regulated industries, is used to protect workers and facility infrastructures around the world in a broad range of markets, including fire service, energy, utility, construction and industrial manufacturing applications as well as heating, ventilation, air conditioning and refrigeration (“HVAC-R”). The Company’s principal product categories are detection, fire service and industrial personal protective equipment (“PPE”).

MSA 2026 PROXY STATEMENT	i

PROXY SUMMARY

VOTING MATTERS

PROPOSAL NO. 1

ELECTION OF DIRECTORS	PAGE 2

Mr. William M. Lambert, Ms. Diane M. Pearse and Mr. Nishan J. Vartanian were nominated by the Board for election in the Class of 2029. The table beginning on page 2 sets forth certain information about the nominees, all of whom are currently members of the Board, and about the other directors whose terms of office will continue after the Annual Meeting. We are asking shareholders to vote FOR the election of the nominees, each of whom has consented to be named as a nominee and to serve if elected.

THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE

PROPOSAL NO. 2

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PAGE 53

We are asking shareholders to approve the selection of Ernst & Young LLP as our independent registered public accounting firm for 2026.

THE BOARD RECOMMENDS A VOTE FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	PAGE 54

We are asking shareholders to vote FOR the Company’s compensation of the named executive officers on a non-binding advisory basis. The Board and the Compensation and Talent Management Committee will take into account the outcome when considering future executive compensation arrangements. In 2025, the shareholders voted in favor of the Company’s executive compensation program, with 97.2% of the votes cast by shareholders voting FOR the proposal. The Board and Compensation and Talent Management Committee took this vote into consideration in designing the executive compensation program for 2026. Please see the Compensation Discussion and Analysis in the proxy statement for complete details about compensation for the named executive officers.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

YOUR VOTE IS IMPORTANT
Shareholders can vote using any of the following methods
By internet using your computer	By telephone

By internet using your tablet or smartphone	By mailing your proxy card

Please refer to your proxy card and/or voting instruction form for internet, telephone, smartphone or mail instructions. If you receive a notice of internet availability of proxy materials, you may vote by following the instructions contained in that notice.

ii	MSA 2026 PROXY STATEMENT

PROXY SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

The MSA Board of Directors places a continued focus on the corporate governance affairs of the Company and acknowledges that good corporate governance is an ongoing process. The Board also recognizes that good corporate governance is important to the Company’s success. Key Company governance practices are described more fully in the proxy statement. Below is a summary of 2025 governance highlights.

2025 Corporate Governance Highlights

Director Independence

•	Seven independent Directors
•	Four fully independent board committees

Board Leadership

•	Annual election of Non-Executive Chairman
•	Annual election of Lead Independent Director
•	Lead Independent Director has clearly defined role and significant governance duties, including chairing regular executive sessions of independent directors

Board Refreshment

•	Practice of continued Board refreshment to ensure a mix of skills, experience and tenure, as detailed on p. 11.
•	Balance of newer and more tenured directors
•	Retirement policy for directors, as detailed on p. 11.

Evaluation and Effectiveness

•	Annual Board and committee self-assessments
•	Individual director assessments occur two out of every three years providing constructive and candid feedback
•	Annual assessment of Lead Independent Director
•	Annual assessment of Non-Executive Chairman

Director Engagement

•	All directors attended at least 75% or more of Board and committee meetings
•	Board policy limits non-management director membership to a total of three public company boards, including the Company
•	Director stock ownership guidelines require equity ownership of at least five times the annual director retainer

Corporate Governance Oversight

•	The Board recognizes the importance of proper oversight of the Company’s governance affairs and has continued to assess its corporate governance framework in the context of an evolving corporate governance landscape. Details regarding oversight of the Company’s governance and corporate social responsibility (“CSR”) affairs are illustrated in the graphic below.

OVERSIGHT OF CORPORATE SOCIAL RESPONSIBILITY (“CSR”) MATTERS

MSA 2026 PROXY STATEMENT	iii

PROXY SUMMARY

CORPORATE SOCIAL RESPONSIBILITY PROGRAM

Corporate Social Responsibility (“CSR”) is not new to MSA. As a company dedicated to helping protect the world’s workers, it has been at the center of our mission since 1914. The Company’s CSR programs are incorporated into enterprise-wide programs, driven by the work of each functional team. The Company views CSR efforts on a continuous improvement basis, and each year MSA takes steps to further expand and enhance our programs. The Company’s CSR programs are organized into three core pillars: Products and Solutions, People, and Planet, enhanced by our ongoing focus on Governance and our commitment to Integrity. The Company’s programs are overseen by the Board and its committees, as summarized by the infographic on the prior page. More information about the Company’s CSR program can be found by visiting www.MSAsafety.com/corporate-responsibility.

2025 CSR Highlights

Strategic Focus

○	Products and Solutions: MSA Safety is at the forefront of safety technology transformation. We are a global leader in inventing, innovating, and creating comprehensive safety solutions powered by leading technologies. Our solutions use technology to connect and detect for safety and sustainability, helping to make work safer and more productive.

○	People: We aim to create a robust talent pipeline to ensure we have the right people with the right skills to solve today’s safety challenges and anticipate those of tomorrow. We strive to create a work environment that encompasses safety in all forms – physically and psychologically – that, partnered with training and development opportunities, lays the groundwork for our associates to excel.

○	Planet: MSA Safety is committed to being a good steward of our planet and natural resources. To protect our environment, we focus our efforts on the dual goals of reducing waste and improving efficiency in areas such as energy and water, thus also benefiting our key stakeholders.

○	Governance and Integrity: We take ongoing steps to continually enhance CSR program governance as well as programs for ethics and legal compliance (including anti-bribery compliance), cybersecurity, data privacy, ERM and crisis management, among others.

Disclosure

•	Published an annual Impact Report in 2025.

•	Impact Report incorporated disclosures in accordance with standards of the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”).

•	MSA participated in the Carbon Disclosure Project (“CDP”).

Select CSR Results

•	Completed the full calendar year with zero Lost Time Incidents (“LTI”), representing more than 10 million hours worked by all associates worldwide without an LTI.

•	Deployed an enhanced leadership model (“MSA Leader”) providing a clear, practical and people-centered framework that enables leaders and aspiring leaders to develop and grow.

•	Continued the integration of CSR principles into our new product development process

•	Made contributions of more than $1 million through charitable giving

•	Latest Impact Report includes emissions data, including long-term targets and reduction goals.

Recognitions

The Company earned a variety of awards reflecting our commitment to CSR:

•	Western Pennsylvania’s Top Workplaces by the Pittsburgh Post-Gazette (11th time)

•	Forbes America’s Most Trusted Companies (2025)

•	Newsweek America’s Greenest Companies (2024) and (2025)

•	Newsweek America’s Most Responsible Companies (2024 and 2025)

•	USA TODAY Climate Leader (2025)

iv	MSA 2026 PROXY STATEMENT

Virtual Meeting Information

and Questions

The MSA Annual Meeting of Shareholders will be held in a virtual-only format in 2026.

It is not necessary to attend the meeting to vote your shares. To vote your proxy by mail, mark your vote on the proxy card and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. Whether or not you expect to attend the virtual meeting, we encourage you to vote by proxy as soon as possible, should you later decide not to attend the meeting. Shareholders of record as of the record date for the meeting who wish to attend the virtual meeting must use the following link on the day of the meeting:

www.virtualshareholdermeeting.com/MSA2026

Upon accessing the link, shareholders must enter the 12-digit control number found on their proxy card, voting instruction form or notice of internet availability of proxy materials. Otherwise, admittance to the meeting will not be approved.

How can I vote my shares without attending the meeting?

To vote your shares without attending the virtual meeting, please follow the instructions on the proxy card and/or voting instruction form(s) you received. If you receive a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. This way your shares will be represented whether or not you are able to attend the meeting. You are encouraged to vote by proxy in advance of the meeting, should you later decide not to attend the meeting.

What will I need to do in order to attend the meeting?

You are only entitled to attend the virtual meeting if you were a shareholder of record as of the record date for the meeting or you hold a valid proxy for the meeting. While it is not necessary for you to attend the meeting in order to vote your shares, you may attend the meeting and submit a question during the meeting by visiting the website listed above and using your 12-digit control number included on your proxy card, notice of internet availability of proxy materials or voting instructions.

During the meeting, you will participate in an audio webcast as a “listen only” participant. Shareholders may submit written questions while participating in the meeting, using the virtual meeting website. The meeting will start at 9:00 a.m., Eastern Time on May 8, 2026. We encourage you to access the meeting website prior to the start time. If you encounter any difficulties accessing the virtual meeting on the day of the meeting, please contact the technical support number that will be posted on the website log-in page. We will follow established meeting rules and procedures which afford the same treatment to all participating shareholders. Additionally, we will use software that verifies the identity of each participating shareholder and ensures they are granted the same access rights they would have at an in-person meeting.

MSA 2026 PROXY STATEMENT	v

1

MSA SAFETY INCORPORATED

Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 8, 2026

The 2026 Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2025 are also available at

www.proxyvote.com

The 2026 Annual Meeting of Shareholders for the year ended December 31, 2025 will convene via webcast at

www.virtualshareholdermeeting.com/MSA2026

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of MSA Safety Incorporated (the “Company” or “MSA”) of proxies in the accompanying form to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, May 8, 2026, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Instead of mailing printed proxy materials on March 26, 2026, we mailed a Notice of Internet Availability of Proxy Materials advising shareholders to view our Proxy Statement, Proxy Card and 2025 Annual Report free of charge online at www.proxyvote.com, or to request paper or email copies. Only shareholders who have requested printed materials will receive them. We encourage all shareholders to access the Company’s proxy materials online to reduce the environmental impact and costs associated with paper copies. To vote your proxy by mail, mark your vote on the proxy card, and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card but do not mark any selections, your shares represented by that proxy will be voted as recommended by the Board.

We encourage you to vote by proxy as soon as possible. A shareholder giving the accompanying proxy by mail has the power to revoke or change it at any time prior to its exercise upon written notice given to the Secretary of the Company. Please note that, in order to be effective, the revocation or change must be received by the Company by 11:59 p.m. Eastern Time on May 7, 2026. The mailing address of the principal executive offices of the Company is 1000 Cranberry Woods Drive, Cranberry Township, PA 16066. A shareholder voting the proxy by telephone or internet has the power to revoke or change such proxy vote by voting again and following the instructions and meeting the deadlines for such vote as set forth on the proxy card.

Voting Securities and Record Date

As of February 13, 2026, the record date for the Annual Meeting, 38,774,708 shares of Common Stock were issued and outstanding.

Only holders of Common Stock of the Company of record on the books of the Company at the close of business on February 13, 2026 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Such holders are entitled to one vote for each share held and do not have cumulative voting rights with respect to the election of directors. Holders of outstanding shares of the Company’s 4 1/2% Cumulative Preferred Stock are not entitled to vote at the meeting.

See “Stock Ownership” on page 51 below for information with respect to share ownership by the directors and executive officers of the Company and the beneficial owners of 5% or more of the Company’s Common Stock.

MSA 2026 PROXY STATEMENT

2

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, three directors will be elected to serve until the Annual Meeting in 2029. Mr. William M. Lambert, Ms. Diane M. Pearse and Mr. Nishan J. Vartanian were nominated by the Board for election in the Class of 2029. Properly submitted proxies will be voted for the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Nominating and Corporate Governance Committee in the event a nominee becomes unavailable for election.

The Board and the Nominating and Corporate Governance Committee have determined that the nominees possess a balanced mix of qualifications and experiences relevant to the effective governance and oversight of our business. The director biographies beginning on the following page and the Director Skills, Experience and Expertise table below set forth information about our nominees, all of whom are currently members of the Board, and about the directors whose terms of office will continue after the Annual Meeting.

DIRECTOR SKILLS, EXPERIENCE AND EXPERTISE

The following table is intended to depict notable areas of director skills, experience and expertise, and not having a depiction is not an indication that the director lacks the corresponding attribute. The information presented below is based on voluntary self-identification by each director. See director biographies beginning on page 3 below for more information about each director.

Leadership Business oversight experience as a CEO, President or other senior executive

Financial Oversight Background and substantial experience with finance, accounting and financial reporting matters

SEC Rule 10A-3 Financial Expert Designated financial expertise

Legal, Risk and Public Policy Significant global expertise with legal and risk management matters and public policy development and advocacy

Manufacturing Operations Experience in manufacturing supply chains and logistics

Global Business Expertise International background or global experience including growth markets

Corporate Social Responsibility Experience in the oversight of corporate social responsibility, sustainability, or related programs

Safety Products Industry Experience in the safety products business

Mergers and Acquisitions Background and experience in mergers and acquisitions

Industrial Sales, Marketing and/or Distribution Experience in developing and executing strategies for sales, marketing and distribution

Technology Oversight of technology and innovation strategy and risk

MSA 2026 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
3

THE BOARD RECOMMENDS YOU VOTE “FOR” THE FOLLOWING DIRECTOR NOMINEES.

NOMINEES FOR TERMS EXPIRING IN 2029

William M. Lambert

Qualifications:

As a former CEO and given his long tenure with the Company, Mr. Lambert brings to the board extensive experience in the Company’s business with particular expertise in the oversight and execution of the Company’s business strategy, along with product development, marketing, finance and the global safety products industry. As the Chairman of another publicly traded manufacturing company, Mr. Lambert also brings strong corporate governance and leadership experience to the Company.

Age: 67 Director Since: 2007 Committees: Law

Professional Highlights:

•

Former President and Chief Executive Officer of the Company until his retirement in May 2018.

•

Served as Company Chairman from May 2015 to May 2018 and later, Non-Executive Chairman from May 2018 to May 2020.

•

Employed at MSA for over 35 years, joining the Company as a design engineer and worked in a number of executive roles for more than 20 years.

Other Current Public Directorships:

•

Kennametal Inc. (Chairman)

Diane M. Pearse

Qualifications:

Ms. Pearse brings extensive financial, accounting and operational expertise to the Company’s board given her substantial financial oversight experience and business leadership with several large consumer products and retail companies.

Age: 68 Director Since: 2004 Committees: Audit; Law

Professional Highlights:

•

Chief Executive Officer and President of Hickory Farms, LLC, a specialty food company, from March 2016 until her retirement in February 2022.

•

Former Chief Operating Officer of Garrett Brands, LLC, a provider of handcrafted and artisanal popcorn, from May 2015 to May 2016.

•

Previously served as Senior Vice President, Operations and Merchandising for Redbox Automated Retail, LLC, a fully automated DVD rental company.

Other Public Directorships:

•

Li-Cycle Corp. from April 2023 to August 2025

MSA 2026 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
4

Nishan J. Vartanian

Qualifications:

As a former CEO, Mr. Vartanian brings extensive knowledge of the Company’s business and industry. Given his tenure, he offers deep experience in the oversight and execution of the Company’s business strategy as well as product development, marketing, sales, finance and the global safety products industry.

Age: 66 Director Since: 2017 Non-Executive Chairman Committees: None

Professional Highlights:

•

Serves as Non-Executive Chairman of the Company.

•

Served as Chairman and Chief Executive Officer of the Company from June 2023 until his retirement in May 2024, Chairman, President and Chief Executive Officer of the Company from May 2020 to May 2023, and President and Chief Executive Officer from May 2018 until May 2020.

•

Employed at MSA for over 36 years, joining the Company as a sales representative and holding a number of executive roles.

Other Current Public Directorships:

•

Koppers Holdings Inc.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2027

Steven C. Blanco

Qualifications:

As the Company’s President and Chief Executive Officer, and given his prior executive roles with MSA over the past 14 years, Mr. Blanco brings broad experience to the Board concerning the Company’s business and markets across the world. He has strong experience in overseeing the development and execution of the Company’s corporate strategy and has particular expertise in overseeing marketing, sales, manufacturing operations, product development, finance and the global safety products industry.

Age: 59 Director Since: 2024 Committees: None

Professional Highlights:

•

President and Chief Executive Officer of the Company since May 2024.

•

Previously served as President and Chief Operating Officer from June 2023 to May 2024 and Senior Vice President and President of MSA Americas from 2022 to June 2023.

•

Prior to that time, he was Vice President and President of MSA Americas from 2017 to 2022, Vice President of MSA Northern North America from 2015 to 2017, and Vice President of Global Operational Excellence from 2012 to 2015.

•

Prior to joining MSA, Mr. Blanco served as VP, Manufacturing at Eaton Corporation’s Electrical Sector and held other senior leadership roles in operations from 2006 to 2012, and prior thereto worked for Ford Motor Company and Visteon Corporation from 1988 to 2006.

Other Current Public Directorships:

•

None

MSA 2026 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
5

Sandra L. Phillips

Qualifications:

Given her substantial legal experience, including her experience with a large manufacturing company, along with her experience leading enterprise-level teams and engagement and strategic community partnership efforts, Ms. Phillips offers the board strong expertise in the legal, human capital, sustainability, operational, regulatory and compliance aspects of managing a large manufacturing company.

Age: 60 Director Since: 2017 Committees: Audit; Law; Nominating and Corporate Governance (Chair)

Professional Highlights:

•

Senior Vice President, Chief Legal Officer, Corporate Secretary and Chief Sustainability Officer for Toyota Motor North America (“TMNA”) since October 2024.

•

Senior Vice President Corporate Resources, General Counsel, Chief Legal Officer and Corporate Secretary for TMNA from April 2023 to October 2024.

•

Senior Vice President Corporate Resources, General Counsel, Chief Legal Officer, Corporate Secretary and Chief Diversity Officer for TMNA from June 2022 to March 2023. Ms. Phillips also maintained oversight responsibility for social innovation, sustainability and regulatory affairs and compliance and audit office.

•

Served as Group Vice President, General Counsel, Chief Legal Officer, Corporate Secretary and Chief Diversity Officer for TMNA from January 2019 to June 2022; Prior to January 2019, she held various legal roles for TMNA and its affiliates beginning in 2012.

•

Prior to joining TMNA, Ms. Phillips was a partner at the global law firm of Morgan, Lewis & Bockius.

Other Current Public Directorships:

•

Globe Life Inc.

Other Public Directorships:

•

The Chemours Company from October 2021 to May 2024

Luca Savi

Qualifications:

As the CEO of a publicly traded company, Mr. Savi brings to the board extensive experience in managing a large global business, along with specific expertise in industrial manufacturing, strategy development, growth and innovation, and international business operations.

Age: 60 Director Since: 2021 Committees: Compensation and Talent Management (Chair)

Professional Highlights:

•

Chief Executive Officer and President of ITT Inc., a diversified manufacturer of highly engineered critical components and customized technology solutions for the transportation, industrial and energy markets since January 2019.

•

Previously served ITT Inc. as President and Chief Operating Officer beginning in August 2018, and before that as Executive Vice President of the Industrial Process and Motion Technologies business.

•

Before joining ITT Inc. in 2011, Mr. Savi served as Chief Operating Officer for Comau Body Welding at Comau, a subsidiary of the Fiat Group, and as Chief Executive Officer of Comau North America.

Other Current Public Directorships:

•

ITT Inc.

MSA 2026 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
6

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2028

Robert A. Bruggeworth

Qualifications:

As the CEO of a publicly traded international corporation, Mr. Bruggeworth brings to the board expertise in managing a large global business, along with specific expertise in mergers and acquisitions, manufacturing, marketing and material sourcing for high technology products. Mr. Bruggeworth also has extensive senior leadership, strategic planning expertise and knowledge of key governance topics.

Age: 64 Director Since: 2007 Lead Independent Director Committees: Compensation and Talent Management; Nominating and Corporate Governance

Professional Highlights:

•

President and CEO of Qorvo, Inc., a high-performance RF components and compound semiconductors manufacturer, since January 2015.

•

President and CEO of RF Micro Devices, Inc. prior to the merger of RF Micro Devices, Inc. and TriQuint Semiconductor, Inc. to form Qorvo, Inc.

Other Current Public Directorships:

•

Qorvo, Inc

Other Public Directorships:

•

Seagate Technology Holdings plc from November 2022 to October 2024

Gregory B. Jordan

Qualifications:

As the former General Counsel and former Chief Administrative Officer of a large publicly traded corporation, Mr. Jordan brings extensive legal, operational, risk management and corporate governance expertise to the board. He also gained significant international experience through his service in managing and overseeing the strategic and financial matters as managing partner of a global law firm.

Age: 66 Director Since: 2019 Committees: Compensation and Talent Management; Law (Chair) Nominating and Corporate Governance

Professional Highlights:

•

Vice Chair of the PNC Financial Services Group, Inc., a part-time advisory role, since his retirement in September 2024.

•

Executive Vice President, General Counsel and Chief Administrative Officer of The PNC Financial Services Group, Inc. from February 2016 until his retirement in September 2024.

•

Prior to his roles with The PNC Financial Services Group, Inc., Mr. Jordan was the global managing partner of Reed Smith LLP and chair of the firm’s senior management team and executive committee.

Other Current Public Directorships:

•

None

MSA 2026 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
7

William R. Sperry

Qualifications:

Mr. Sperry brings expertise in public company accounting, risk management, disclosure and financial system management as a former Chief Financial Officer of a publicly traded international corporation and former investment banking executive. Mr. Sperry also brings experience in overseeing a large international business along with specific expertise in mergers and acquisitions, corporate governance, risk management and strategic planning.

Age: 64 Director Since: 2019 Committees: Audit (Chair)

Professional Highlights:

•

Executive Vice President of Hubbell Incorporated since December 2025.

•

Executive Vice President and Chief Financial Officer of Hubbell Incorporated from June 2012 until his retirement as Chief Financial Officer in December 2025.

•

Previously served as Vice President, Corporate Strategy and Development and Head of Investor Relations of Hubbell Incorporated.

•

Employed in various roles in the investment banking, financial services and consulting industries prior to his positions with Hubbell Incorporated.

Other Current Public Directorships:

•

None

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 1: ELECTION OF DIRECTORS.

In the election of directors for terms expiring in 2029, the three candidates receiving the highest numbers of votes cast by the holders of Common Stock voting at the meeting or by proxy will be elected as directors, subject to the resignation policy described in the Corporate Governance Matters section below.

A proxy vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining whether a quorum exists for the meeting. Shares for which neither a vote “for” or “withheld” is selected (e.g., broker non-votes) will not be counted in determining the total votes cast for this matter.

The Company’s Restated Articles require that any shareholder intending to nominate a candidate for election as a director must give written notice, containing specified information, to the Secretary of the Company not later than 90 days in advance of the meeting at which the election is to be held. The notice also must contain the information required by our bylaws. In addition to satisfying advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, shareholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 16, 2026, which is the first business day following 60 days prior to the anniversary date of the prior year’s annual meeting. No such notices were received by March 16, 2026 with respect to the 2026 Annual Meeting. Therefore, only the nominees named above will be eligible for election at the meeting.

The Board of Directors and its Nominating and Corporate Governance Committee recommend a vote FOR the election of the nominees, each of whom has consented to be named as a nominee and to serve if elected. Properly submitted proxies which are timely received will be voted for the election of the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Nominating and Corporate Governance Committee in the event a nominee named becomes unavailable for election.

MSA 2026 PROXY STATEMENT

8

Corporate Governance Matters

The Board places a continued focus upon the corporate governance affairs of the Company and acknowledges that good corporate governance is an ongoing process. The Board also recognizes that good corporate governance is important to the Company’s success. Key Company governance practices are described below.

CORPORATE GOVERNANCE OVERVIEW

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which cover a wide range of subjects, such as the role of the Board and its responsibilities, Board composition and election, operations and committees, chairman and lead independent director responsibilities, director compensation, director retirement, Board and management evaluation and succession planning, director orientation and training, and shareholder communications with the Board. The Corporate Governance Guidelines, as well as the charters of the Board’s Audit, Compensation and Talent Management, and Nominating and Corporate Governance Committees and the Company’s Global Code of Business Conduct for directors, officers and employees, are available in the Corporate Governance section of the Company’s internet website at www.MSAsafety.com. Such material will also be furnished without charge to any shareholder upon written request to the Secretary of the Company at the address appearing on page one above.

Director Independence

The Board has determined that each of directors Bruggeworth, Jordan, Lambert, Pearse, Phillips, Savi and Sperry is an independent director. An independent director is a director who has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

In making its annual independence determinations, the Board reviewed the director’s individual circumstances, the listing standards of the New York Stock Exchange and the Board’s independence standards. These standards are available in the Corporate Governance section of the Company’s website at www.MSASafety.com and, among other things, consider employment and compensatory relationships, relationships with our auditors and other commercial and charitable relationships of directors.

In September 2024, Mr. Jordan retired as general counsel and chief administrative officer of The PNC Financial Services Group, Inc. (“PNC”), a company with which MSA presently maintains certain business dealings, including as a borrower under a Fifth Amended and Restated Credit Agreement pursuant to which PNC serves as administrative agent and a lender and an additional Credit Agreement entered into in 2025 pursuant to which PNC serves as administrative agent and a lender. Following his retirement as general counsel and chief administrative officer, Mr. Jordan has remained in an advisory role with PNC as Vice Chair, serving in a part-time advisory capacity to the Board of the Directors and Chairman and CEO. Total amounts paid by MSA to PNC in 2025 were approximately 0.0328% of PNC’s 2025 revenues. The Board of Directors determined that the relationship was not material because, among other things, (i) the amounts paid to PNC were de minimis to the consolidated gross revenues of PNC, (ii) the Company’s credit agreements with PNC were negotiated at arms-length in the ordinary course of business at market terms, and (iii) the Company has maintained a relationship with PNC for many years prior to Mr. Jordan’s employment at PNC and prior to his election to the Board.

Independence Determinations for Compensation and Talent Management Committee Members

In determining the independence of any director who will serve on the Compensation and Talent Management Committee, the Board will consider all factors specifically relevant to determining whether the director has a relationship to the Company which is material to the director’s ability to be independent from management in connection with the duties of a Compensation and Talent Management Committee member, including, but not limited to (i) the source of compensation of such director including any consulting, advisory or other compensatory fee paid by the Company to such director, and (ii) whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

Board Leadership

Our Board and Nominating and Corporate Governance Committee annually review and evaluate the Board’s leadership structure. Currently our Board leadership structure includes a Non-Executive Chairman, a lead independent director (or, lead director) and independent committee chairs.

The Board presently separates the positions of Chairman of the Board and Chief Executive Officer. Mr. Vartanian, who retired as Chief Executive Officer of the Company in May 2024, serves as Non-Executive Chairman. Prior to his retirement, Mr. Vartanian was Chairman and Chief Executive Officer since May 2020, and prior thereto was President and Chief Executive Officer from May 2018 to May 2020. The Chairman is elected annually by the Board at its organizational meeting in May.

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The Board believes that Mr. Vartanian is presently well positioned to serve as Non-Executive Chairman given his familiarity with the Board, the Company’s business, the safety products industry, and his previous oversight and execution of the Company’s corporate strategy. The Board has combined the roles of Chairman and Chief Executive Officer in the past and may choose to do so again in the future. The decision by the Board on whether to combine or separate the roles is based upon the needs of the Company and Board at a given time.

The Board believes that it is in the best interests of the Company to maintain effective independent board oversight. In accordance with the Company’s Corporate Governance Guidelines, the Board annually appoints a lead director to further oversee corporate governance practices when the Chairman is not independent. Mr. Bruggeworth has served as lead director since May 2017 and has substantial experience with corporate governance and public company leadership, in addition to strong knowledge of the Company and its governance practices. .

More detailed information about the key duties and responsibilities of the Chairman and the lead director, which are determined by the Board, can be found below.

Lead Independent Director

•

Serves as the principal liaison between the independent members of the Board and the CEO.

•

Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors.

•

Facilitates discussion and open dialogue among the independent directors.

•

Provides independent Board leadership.

•

Develops and approves the agenda and board meeting schedules in collaboration with the Chairman and the CEO.

•

Addresses Board effectiveness, performance and composition with input from the Nominating and Corporate Governance Committee.

•

Is authorized to retain outside advisors and consultants to be engaged by the Board on board-wide matters.

•

In consultation with the Chair of the Compensation and Talent Management Committee, contributes to the annual performance evaluation of the CEO and participates in its communication to the CEO.

Chairman

•

Presides at Board meetings.

•

Collaborates with the lead director and CEO to establish the annual Board calendar and set meeting objectives and agendas.

•

Works with the lead director and CEO to ensure that meeting agenda items, goals and objectives are clearly defined and met, and oversees the prioritization and appropriate follow-through on Board requested actions from meeting to meeting.

•

Is available, when requested by the Board, and as appropriate, for consultation and direct communication with shareholders and to represent the Board with special groups, government representatives or community organizations.

•

Ensures appropriate balance and focus in Board meetings and that time is appropriately managed on topics to be covered.

•

Ensures that contributions are made by all directors during Board meetings, that differences of opinion are freely expressed and that discussion is driven to timely conclusion while building consensus as appropriate.

•

Chairs the annual meeting of shareholders.

In addition to the Chairman and the lead director, the Board of Directors has four standing committees, each of which is composed solely of independent directors and is led by an independent chair. These committees are described more fully beginning on page 12. The Board believes the Company and its shareholders are well-served by this leadership structure. Having a lead director vested with significant authority and key responsibilities and four independent Board committees chaired by independent directors promotes strong independent oversight.

Board, Committee, Individual, Lead Director and Non-Executive Chairman Assessments

The Nominating and Corporate Governance Committee oversees self-assessment processes for the Board and the Audit, Compensation and Talent Management, and Nominating and Corporate Governance committees, along with peer assessments for each director, the lead director and the Non-Executive Chairman. The purpose of the Board and committee assessments is to continually enhance the effectiveness of the Board and its committees. The annual written questionnaires for the Board and committees, which may be periodically revised in the judgment of the Board or a respective committee, presently include the following topics:

•	Board and committee efficiency and overall effectiveness

•	Board and committee structure

•	Board and committee composition

•	Board, committee and management dynamics

•	Quality and clarity of agendas and meeting materials
•	Fulfillment of Board and committee responsibilities

•	Strengths and opportunities

•	Board and committee access to experts and advisors

•	Board and committee suggested areas of future focus

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The purpose of the individual director peer assessments is to provide feedback to each director, enabling them to continually enhance their performance and to guide the Nominating and Corporate Governance Committee and Board as to each director’s fitness for re-nomination. The purpose of the lead director and chairman assessments is to provide feedback to the incumbent while enabling the continued development and enhancement of performance in the role. The lead director and chairman assessments are conducted annually while individual peer assessments are conducted two out of every three years for each director to coincide with the Board’s classified structure.

1

Annual Board, Committee and Director Questionnaires

The Nominating and Corporate Governance Committee annually reviews and updates tailored questionnaires for each of the Board, individual directors, the lead director and the chairman, as well as the committee’s own questionnaire. Questionnaires for the Audit and Compensation and Talent Management Committees are annually reviewed and updated by each of those committees. Questionnaires are designed to include predominately open-ended questions for candid and constructive commentary.

2

Summary of the Completed Questionnaires

Summaries of the Board and committee assessments are prepared, which include all responses. Comments are unattributed and shared with the full Board and applicable committee. Summaries of the individual director questionnaires are reviewed by the lead director and Chair of the Nominating and Corporate Governance Committee. A summary of the lead director assessment is reviewed by the Nominating and Corporate Governance Committee (not including the lead director). A summary of the chairman assessment is reviewed by the lead director and Chair of the Nominating and Corporate Governance Committee.

3

Assessment Review and Feedback

The Chair of the Nominating and Corporate Governance Committee leads a discussion of the written Board assessment results at the committee and Board level. Separately, each committee chair leads a committee meeting discussion of the applicable committee assessment and reports on their discussion to the full Board. During these reviews, directors consider areas of strength and opportunities to enhance the operations of the Board and its committees.

Results of the lead director assessment are communicated to the lead director by the Nominating and Corporate Governance Committee and focus on the lead director’s performance, strengths and opportunities for continued effectiveness. Results of the chairman assessment are communicated to the chairman by the lead director and by the Nominating and Corporate Governance Committee Chair.

The lead director confers individually with each director following the individual director peer assessments to address individual director performance and effectiveness.

4

Actions

In response to past Board and committee assessments, a variety of actions have been taken to continue enhancing Board and committee governance activities, such as the following:

•

Ongoing enhancement to the new director onboarding program.

•

Varying meeting topics while facilitating participation of the appropriate subject matter experts and management personnel.

•

Overseeing the ongoing evolution of meeting briefing materials, to ensure continued director understanding and preparation in advance of meetings.

•

Review of existing committee structure.

•  Facilitating more in-depth meeting discussion on topics to ensure active and ongoing participation and engagement between management and the Board during meetings.

•

Receiving regular education sessions and presentations covering a variety of topics, such as emerging topics, corporate governance and competitors.

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Director Tenure, Succession and Recruitment

The Board periodically considers its own composition and the importance of board refreshment. Presently, six directors have served for ten years or less, including directors Blanco, Jordan, Phillips, Savi, Sperry and Vartanian. This current mix of newer and more experienced directors provides the Board with the contribution of new and diverse ideas while ensuring continuity and insight developed through a deeper understanding of the Company and its industry.

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing potential director candidates and for recommending nominees to the Board.

In evaluating all potential candidates, the Committee is guided by an executive skills matrix of the Company’s current directors and a defined list of director recruitment criteria maintained by the Committee. The fundamental criterion for selecting a prospective director is the ability to contribute to the well-being of the Company and its shareholders. Good judgment, integrity and a commitment to the mission of the Company are essential. In preparing its candidate recommendations to the Board, the Committee considers the distinctive experiences and perspectives of prospective candidates. The Committee and the Board consider the need for a Board that represents a variety of experiences and perspectives at policy making levels in business, past professional accomplishments and other factors when recommending prospective directors for the Company. Our process for director selection is highlighted below and may from time to time include the engagement of independent search firms to assist in identifying, interviewing and selecting candidates.

Candidate Recommendations from: • Independent Search Firms • Outside Advisors • Independent Directors • CEO or Other Executive Officers • Shareholders

Candidate Evaluation

•

Consider skills matrix and identify specific needs

•

Review director recruitment criteria

•

Review independence standards, potential conflicts

•

Evaluate background, including experiences and perspectives

•

Ensure alignment on commitment to integrity and the  Company’s mission and values

•

Meet with directors and select key management

	Nominating and Corporate Governance Committee Recommendation of Candidate for Election to Board	Review by Full Board	Elect Director

Director Resignation Policy

The Board has adopted a resignation policy with respect to uncontested director elections. In accordance with this resignation policy, a director nominee who does not receive a majority of the votes cast in an uncontested election of directors must promptly tender a resignation to the Board. The Board’s procedures for identifying an uncontested election of directors, determining the majority of votes cast and responding to a tender of resignation are specified in the Corporate Governance Guidelines, which are available in the Corporate Governance section of the Company’s website at www.MSAsafety.com.

Director Retirement

Pursuant to the Board’s existing retirement policy as set forth in the Corporate Governance Guidelines, directors are expected to retire from the Board at the annual meeting of shareholders in the year of their 75th birthday, subject to the authority of the Board to ask a director to serve past the normal retirement date if the Board determines that doing so is in the best interests of the Company.

Meeting Attendance

The Board met seven times during 2025. All directors attended at least 75% or more of the meetings of the Board and all committees on which they served. Directors are expected to attend the Annual Meeting. All directors attended last year’s meeting.

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BOARD COMMITTEES

The Board presently maintains the following committees to assist in discharging its duties: Audit, Compensation and Talent Management, Nominating and Corporate Governance and Law Committees. A brief description of the committees, their responsibilities and the current membership is provided below. Committee appointments will expire at the 2026 organizational meeting of the Board which follows the Annual Meeting. At the organizational meeting of the Board, committee appointments will be made for the following year.

Allocating responsibilities among these committees allows more focused attention on the areas pertinent to each committee and on the business and affairs of the Company generally. Committees meet regularly in conjunction with scheduled Board meetings and hold additional meetings as needed. Each committee reviews reports from senior management and reports its actions to, and discusses its recommendations with, the full Board.

Audit Committee

Chair:    William R. Sperry

Members:   Diane M. Pearse

      Sandra L. Phillips

Independence: All members of the Audit Committee are independent directors under the Board’s Independence Standards for Directors, NYSE listing standards and the applicable rules of the Securities and Exchange Commission.

Financial Expertise: All members of the Audit Committee satisfy the NYSE’s financial literacy requirement. The Board has determined that directors Pearse and Sperry are each an audit committee financial expert as defined by the rules of the Securities and Exchange Commission.

Meetings in 2025: 7

Overview:

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements, accounting and financial reporting and disclosure processes, and the adequacy of the systems of disclosure and internal controls established by management. It also assists the Board in the oversight of the Company’s cyber security program.

Primary Responsibilities:

•  Selects and recommends to the Board and shareholders the Company’s independent registered public accounting firm and evaluates its qualifications, independence, fees and performance, and approves in advance all audit and non-audit services.

•  Reviews and discusses with management and the independent registered public accounting firm the Company’s financial statements and reports and its internal and disclosure controls and matters relating to the Company’s internal control structure.

•  Reviews the audit plans for and results of the independent and internal audits.

•  Oversees the Company’s Global Code of Business Conduct and related processes and programs governing legal and regulatory compliance, including those governing anti-bribery compliance.

•  Reviews the Company’s capital structure, cost of capital and any related risks and opportunities.

•  Reviews the Company’s quarterly dividends to be paid during a calendar year as well as any special dividends or other distributions.

•  Together with the Board, oversees and reviews with management the Company’s cyber security program, including information security risks, and contingency plans on a quarterly basis.

•  Receives periodic reports from management regarding the Company’s disclosure of non-financial CSR metrics.

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Compensation and Talent Management Committee

Chair:    Luca Savi

Members:   Robert A. Bruggeworth

      Gregory B. Jordan

Independence: All members of the Compensation and Talent Management Committee are independent directors under the Board’s Independence Standards for Directors and NYSE listing standards.

Meetings in 2025: 3

Overview:

The Compensation and Talent Management Committee oversees the Company’s executive compensation and benefits and related policies and programs. For more information on the responsibilities and role of the Compensation and Talent Management Committee, including the Committee’s processes for determining executive compensation, see the Compensation Discussion and Analysis beginning at page 17.

Primary Responsibilities:

•

Reviews and recommends (to the independent directors for approval) the annual goals, performance and compensation of the Company’s chief executive officer.

•

Reviews and approves the compensation of all other executive officers and such other key executives as may be appropriate.

•

Monitors the effectiveness of all other employee benefit offerings specific to executive officers and such other key executives as may be appropriate.

•

Manages the Company’s overall compensation strategy and plans and assesses any risk inherent in these plans and attempts to ensure that such risk is not excessive and is acceptable to the Company.

•

Employs, compensates and oversees the Company’s compensation consultant and assures its independence.

•

Oversees and reviews the Company’s key talent management strategies and programs. Including management succession planning, except that the full Board retains the responsibility for CEO succession planning.

Nominating and Corporate Governance Committee

Chair:   Sandra L. Phillips

Members:  Robert A. Bruggeworth

     Gregory B. Jordan

Independence: All members of the Nominating and Corporate Governance Committee are independent directors under the Board’s Independence Standards for Directors and NYSE listing standards.

Meetings in 2025: 3

Overview:
The Nominating and Corporate Governance Committee oversees and recommends to the Board the Company’s corporate governance policies, procedures and practices.
Primary Responsibilities:

•

Reviews the composition and structure of the Board and its committees and recommends changes to the Board as necessary.

•

Establishes the criteria, skills and qualifications for Board membership and recommends nominees for election to the Board.

•

Reviews director compensation levels and practices and recommends to the Board changes in such compensation and equity ownership levels.

•

Oversees the formal processes for evaluating the performance of the Board, the Committee, the lead director, non-executive chair (as applicable), and individual directors.

•

Oversees the Company’s orientation and onboarding program for new directors and the continuing education for current directors.

•

Reviews the Board’s processes associated with oversight of the Company’s ESG program efforts.

The Board may also add and/or remove other committees from time to time, based upon the needs of the Board at a given time. For example, the Board presently also maintains a Law Committee. The Law Committee presently consists of directors Jordan (Chair), Lambert, Pearse and Phillips. The Committee, which met twice in 2025, reviews legal matters that could present significant risk to the Company.

Chairs for each committee are appointed at least annually by the Board. Committee chairs are responsible for:

•	Calling meetings of their committees

•	Approving agendas for their committee meetings

•	Presiding at meetings of their committees

•	Serving as a liaison between committee members and the Board, and between committee members and senior management, including the CEO

•	Working directly with the senior management responsible for committee mandates

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CORPORATE GOVERNANCE MATTERS
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RISK OVERSIGHT

The Board as a whole exercises oversight of the Company’s strategic risks and other risks identified through the Company’s enterprise risk management program. Strategic risks are identified in the course of the Board’s review and approval of the Company’s strategic plans, and there is regular monitoring of the Company’s performance against the strategic objectives as well as periodic review of the activities of competitors. The Board also has oversight of the enterprise risk management program, which is managed by the Chief Financial Officer. The enterprise risk management program is designed to enable effective and efficient identification and management of critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. Management is responsible for leading the formal risk assessment and reporting process within the Company. Through consultation with the Company’s executive leadership, management periodically assesses the major risks facing the Company and works with functional leaders responsible for managing each risk to identify and consider appropriate mitigation elements to each risk, and to develop risk contingency plans, as appropriate. This analysis is reviewed two times each year with the full Board, and input from the Board is considered in the analysis. Emerging risks are discussed as needed.

In addition to the Board oversight described above, each committee has various risks that it oversees. For example, the Audit Committee is responsible for reviewing the Company’s major financial risk exposures and the processes that management has established to monitor and control such exposures as well as overseeing the Company’s Global Code of Business Conduct and related processes and programs governing legal and regulatory compliance. The Compensation and Talent Management Committee monitors risk inherent in the Company’s compensation policies, compensation practices and similar matters related to the recruitment and retention of employees, and periodically receives educational legislative and regulatory updates. The Nominating and Corporate Governance Committee monitors risks related to Board performance and the Company’s governance practices. The Law Committee reviews the Company’s product safety program and legal matters that could present significant risk to the Company.

The Compensation and Talent Management Committee has evaluated the risks arising from the Company’s compensation policies and practices for its employees. This included a review of examinations by Pay Governance, LLC, the Compensation and Talent Management Committee’s compensation consultant, of the compensation philosophy, design, governance and administration of compensation policies and practices provided to MSA’s executives. The review also considered information developed by management regarding programs provided to other non-executive employees. Based on this, the Committee concluded again in 2025 that the risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

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CORPORATE GOVERNANCE MATTERS
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COMPENSATION OF DIRECTORS

The Nominating and Corporate Governance Committee annually reviews director compensation and seeks to compensate directors in a manner that attracts and retains highly qualified directors and aligns the interests of the Company’s directors with those of the shareholders.

The following table describes the components of the non-employee directors’ compensation for 2025:

Compensation Element	Director Compensation Program

Annual Cash Retainer	$85,000

Annual Equity Award	$145,000 in restricted stock awards that vest after one year(1)

Board and Committee Fees	None

Committee Chair Retainers	$17,500 for the Audit Committee $12,500 for the Compensation and Talent Management Committee $10,000 for the Law and Nominating and Corporate Governance Committees

Non-Executive Chairman	$100,000

Lead Independent Director Retainer	$30,000

Stock Ownership Guideline	Ownership of Common Stock or deferred stock units that have a value equivalent to five times the annual cash retainer to be satisfied within five years of joining the Board(2)

NOTE: Cash and/or equity compensation will be prorated for directors who have joined or left the Board or have assumed or left board leadership positions or committee chairs during the course of a year.

(1)

Non-employee directors have the option to defer the receipt of vested equity compensation until after their departure from the Board. Any director who elects such deferral will receive restricted stock units instead of restricted stock.

(2)	As of December 31, 2025, each non-employee director satisfied this guideline.

Under the 2024 Non-Employee Directors’ Equity Incentive Plan and its predecessors, the Company grants stock options, restricted stock, or a mix of each, to each non-employee director on the third business day following each annual meeting. Pro-rata awards are authorized under the 2024 plan for directors who join the Board during the period between annual awards. The total number of shares that may be issued under the 2024 plan is limited to 93,439 shares of Common Stock, reduced by awards made under the 2024 plan and determined pursuant to the terms of the 2024 plan.

In 2019, the Board adopted the MSA Safety Incorporated Deferred Compensation Program for Non-Employee Directors. Pursuant to the program and beginning with equity grants made in 2020, non-employee directors have the option to defer receipt of vested equity compensation until after their departure from the Board.

On May 16, 2025, each non-employee director who did not elect to defer the receipt of their equity compensation was granted 909 shares of restricted stock, and each non-employee director who elected to defer the receipt of their equity compensation was granted 909 restricted stock units. Restricted stock units are counted for purposes of determining whether directors meet their stock ownership guideline, but directors do not receive voting rights in restricted stock units.

It is the practice of the Nominating and Corporate Governance Committee to periodically engage an independent compensation consultant to review the compensation of the non-employee directors. In 2025, the Committee engaged Pay Governance, LLC to assist in its review of the competitiveness and structure of the Company’s non-employee director compensation. After completing its review, the Committee recommended modest increases to the program effective January 1, 2026, consisting of a $10,000 increase in the annual equity incentive award, a $10,000 increase in the annual cash retainer, a $2,500 increase to the Audit Chair retainer and a $2,500 increase to the Compensation and Talent Management Chair retainer.

The following table provides information on the 2025 compensation of non-employee directors who served for all or part of 2025.

Name	Fees Earned or Paid in Cash	Restricted Stock Award(1)(2)	Total

Robert A. Bruggeworth	$115,000	$144,976	$259,976

Gregory B. Jordan	$ 95,000	$144,976	$239,976

William M. Lambert	$ 85,000	$144,976	$229,976

Diane M. Pearse	$ 85,000	$144,976	$229,976

Rebecca B. Roberts(3)	$ 31,291	$ —	$31,291

Sandra L. Phillips	$ 95,000	$144,976	$239,976

Luca Savi	$ 97,500	$144,976	$242,476

William R. Sperry	$102,500	$144,976	$247,476

Nishan J. Vartanian	$185,000	$144,976	$329,976

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CORPORATE GOVERNANCE MATTERS
16

(1)	Represents the aggregate grant date fair value of the restricted stock awards and stock option awards computed in accordance with FASB ASC Topic 718.
(2)

Beginning in 2020, non-employee directors have the option to defer the receipt of vested equity compensation until after their departure from the Board. Any director who elects such deferral will receive restricted stock units instead of restricted stock. The restricted stock units have dividend equivalent rights. Messrs. Jordan and Savi and Mses. Pearse and Phillips elected to defer their 2025 awards.

(3)	Reflects the prorated cash compensation after Ms. Roberts elected to retire from the Board at the conclusion of her term on May 13, 2025.

COMPENSATION AND TALENT MANAGEMENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no interlocking relationships, as defined in regulations of the Securities and Exchange Commission, involving members of the Compensation and Talent Management Committee.

Directors Bruggeworth, Jordan and Savi (Chair) served as members of the Compensation and Talent Management Committee during 2025. The Board has determined that each of these directors is independent in accordance with the listing standards of the New York Stock Exchange.

REVIEW AND APPROVAL OR RATIFICATION OF RELATED PARTY TRANSACTIONS

The Company has a policy on related party transactions which operates along with the conflicts of interest section of the Company’s Global Code of Business Conduct. Copies of the policy on related party transactions and the Code are available on the Corporate Governance section of the Company’s website at www.MSAsafety.com.

The related party transactions policy covers any transaction in which the Company is a participant and the amount exceeds $120,000, and in which any “related person” had or would have a direct or indirect material interest.

A related person includes any of the following:

•	any executive officer

•	any director or nominee
•	any owner of 5% or more of the Company’s voting securities

•	any immediate family member of any person described above

Any officer, director or employee who is aware of a proposed transaction that may violate the policy must bring the transaction to the attention of the Chief Legal Officer and Chief Financial Officer of the Company. If the Chief Legal Officer or Chief Financial Officer determines that a proposed transaction could be a related party transaction, the matter will be submitted to the Nominating and Corporate Governance Committee for review. The Committee chair will report on any decision at the next meeting of the Board.

The standards applied by the Nominating and Corporate Governance Committee when reviewing transactions with related persons include the following:

•	the nature of the related party’s interest in the transaction

•	the terms and conditions of the transaction

•	the importance of the transaction to the related party

•	the importance of the transaction to the Company
•	whether the terms and conditions of the transaction are comparable to those of similar transactions not involving related parties

•	the potential for the transaction to impair the judgment of a director or executive officer of the Company

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES

The current members of the Nominating and Corporate Governance Committee are directors Bruggeworth, Jordan and Phillips (Chair), whose terms as Committee members will expire at the 2026 organizational meeting of the Board to be held on the date of the Annual Meeting. The Board has determined that each of the current members of the Committee is independent in accordance with the listing standards of the New York Stock Exchange.

The Committee will consider director candidate recommendations from a variety of sources, including from a shareholder, a non-management director, the chief executive officer, any other executive officer, a third-party search firm or other appropriate sources. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Company, at the Company’s address appearing on page one, no later than 90 days in advance of the annual meeting at which the election is to be held. The recommendation should include the information required by our bylaws, such as the name and address of both the shareholder and the candidate and the qualifications of the candidate recommended. In addition to satisfying advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, shareholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than 60 days prior to the anniversary date of the prior year’s annual meeting.

The Committee determines a process for identifying and evaluating nominees for director on a case-by-case basis, considering the context in which such nomination is being made. It is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

MSA 2026 PROXY STATEMENT

17

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we will describe the material components of our executive compensation program for our Named Executive Officers, referred to herein as “Named Officers”, whose compensation is set forth in the 2025 Summary Compensation Table and other compensation tables contained in this proxy statement:

•	Steven C. Blanco, President and Chief Executive Officer

•	Julie A. Beck, Senior Vice President and Chief Financial Officer (effective August 18, 2025)

•	Stephanie L. Sciullo, Senior Vice President and President, MSA Americas

•	David J. Howells, Senior Vice President and President, MSA International

•	Richard W. Roda, Vice President, Secretary and Chief Legal Officer

•	Elyse L. Brody, Executive Director Financial Planning & Analysis and Strategy (Former Interim Chief Financial Officer from March 22, 2025 to August 17, 2025)

•	Lee B. McChesney, Former Senior Vice President and Chief Financial Officer (resigned March 21, 2025)

We will also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why the Compensation and Talent Management Committee of the Board (the “Committee”) arrives at specific compensation policies and decisions involving the Named Officers. These programs and processes are driven by the Committee’s desire to continually increase shareholder value while assuring sound corporate governance, transparency and alignment with MSA’s Vision and Values.

EXECUTIVE SUMMARY

2025 Executive Compensation Overview

The objectives of MSA’s executive compensation programs are to improve shareholder value over the long-term by attracting, retaining and motivating executives who will drive financial and operational performance and enable the Company to achieve its goals. Our programs are guided by a philosophy that strives to align target compensation at the middle (50th percentile) of the market. The primary elements of total compensation include salary, performance-based cash incentives and equity incentives. We also provide limited perquisites and retirement and benefit plans.

Our programs are designed to provide an above-market compensation opportunity for performance exceeding annual budget and peer group norms. We believe that this philosophy enables the Company to attract and retain executive talent by providing the opportunity to work in a highly ethical, growing and team-oriented Company.

The Company had several key areas of focus in 2025 including:

•	Financial performance goals

•	Profitable growth and margin enhancement

•	Cash conversion improvements across all elements of working capital

The above areas of focus correlate with the Named Officers’ performance metrics within the cash incentive plan and contribute to driving working capital, operating profits and revenue targets. Demonstrating the strong correlation between the Company’s performance incentive plans and actual results, each of our Named Officers earned cash incentive awards pursuant to our annual incentive program, at 81% of target due to Company performance.

To emphasize the importance of “pay-for-performance” in our compensation philosophy, the Company’s incentive arrangements are based on the achievement of specific performance goals that support our business strategy. Our long-term incentive program includes performance-based stock units and time-vesting restricted stock units. Our performance stock unit program metrics are adjusted EBITDA margin percentage and revenue growth, modified by total shareholder return (“TSR”) compared to the S&P Midcap 400 Industrials Index. Time-vesting restricted stock units vest after three years of continued employment, providing the Company with a valuable retention incentive and alignment with shareholders’ rewards for increases in stock price.

During 2025, the Committee reviewed the design and administration of all executive compensation programs to ensure those programs continue to meet our performance requirements and to deliver on our Core Principles (as described in the next section below). The Committee also reviewed

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policies such as stock ownership requirements and assessed short-term incentive goals. The Committee continued the inclusion of long-term incentive vesting provisions, capped incentive awards and short-term metrics that align with shareholder value creation—all which serve to mitigate risk. The Committee concluded that the risks arising from the Company’s executive compensation programs are not reasonably likely to have a material adverse effect on the Company.

At the annual shareholders’ meeting in May 2025, the executive compensation of the Company’s Named Officers was approved by our shareholders, with 97.2% of the votes cast voting in favor of the proposal. The Committee considered this vote in connection with its determination of compensation policies and decisions and has concluded that the Company will maintain its existing compensation philosophy for 2026.

Components of Executive Compensation Program

The objectives of MSA’s executive compensation programs are to improve shareholder value over the long-term by attracting, retaining and motivating executive talent who will drive financial and operational performance and enable the Company to achieve its goals. Our program is guided by a philosophy that strives to align target compensation at the middle (50th percentile) of the market for total target direct compensation. Elements of total compensation include salary, performance-based cash, performance-based equity incentives and time-vesting equity incentives. Our program is designed to provide an above-market compensation opportunity for performance exceeding annual targets and peer group norms. We believe that this philosophy enables the Company to attract and retain executives by providing the opportunity to work in a highly ethical, growing and team-oriented Company.

CORE PRINCIPLES	OBJECTIVE

•

Executive compensation should be aligned to the achievement of corporate goals and objectives and provide line of sight to annual and long-term corporate strategies without promoting unacceptable levels of risk to the Company.

Improve shareholder value

•

A significant portion of an executive’s compensation should be “performance-based” and should hold executives accountable for the achievement of strategic corporate objectives and increases in shareholder value.

Improve shareholder value

• The compensation program should promote an “ownership culture” through the use of stock-based compensation and ownership guidelines that clearly define expected levels of ownership in MSA’s stock.	Improve shareholder value

• The compensation program should reward each executive’s individual performance and unique responsibilities while assuring a fair and competitive approach.	Attract, retain and motivate superior talent

• The compensation program should recognize and reward an executive’s loyalty and tenure with the Company by providing financial security following retirement.	Attract, retain and motivate superior talent

Building on these core principles, our executive compensation program contains both cash and stock-based components designed to meet specific objectives. The Committee considers both annual and long-term Company goals and strives to develop incentives that motivate executives to achieve these goals. Cash payments are provided through an executive’s base salary and a performance-based annual incentive. Company stock is provided through the use of performance-based stock units and time-vesting restricted stock units. The Committee chose to align its 2025 cash incentive programs with the achievement of annual internal financial goals, and its performance-based stock units with long-term internal goals based on adjusted EBITDA margin percentage and revenue growth modified by TSR performance relative to our peer group.

U.S. based executives participate in a retirement plan that provides for post-employment financial security, and some executives are provided with a limited number of perquisites (company vehicle or vehicle allowance, financial counseling, executive physicals and limited club memberships for business use) that the Committee believes serve a business purpose, are common in the market and are of modest cost to the Company. Executives also participate in a severance plan that provides certain benefits to executives should their employment be terminated without cause or following a change in control of the Company. The specific rationale for why the Committee has chosen to provide each element of compensation is as follows:

COMPENSATION COMPONENT	KEY CHARACTERISTICS	PURPOSE	PRINCIPAL 2025 ACTIONS

Base Salary	Fixed cash compensation component. Reviewed annually and adjusted, if and when appropriate.	Intended to compensate an executive fairly for the responsibility level of the position held.	Annual base salary increases (1) for Named Officers in 2025 ranged from 3% to 6% based on the 2024 performance year and individual performance reviews.

Annual Incentive Awards	Variable cash compensation component. Payable based on corporate and business unit performance.	Intended to motivate and reward executives for achieving our annual business objectives that drive overall performance.	The Named Officers(2) received annual incentive awards in 2026 for 2025 performance ranging from $223,511 to $772,825 at 81% of target.

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COMPENSATION COMPONENT	KEY CHARACTERISTICS	PURPOSE	PRINCIPAL 2025 ACTIONS

Long-Term Incentive Awards	Variable stock component. Actual amounts earned vary based on corporate and share price performance.	Intended to motivate executives to achieve our longer-term business objectives by tying incentives to the performance of our Common Stock over the long-term and to reinforce the link between the interests of our executives and our shareholders.	The Named Officers (3) received long-term incentive awards in February 2025 with grant date values ranging from $432,000 to $4,100,000.

Health and Welfare Plans and Retirement Plans	Fixed compensation component.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	No changes to programs in 2025 that affected Named Officers.

Perquisites and Other Personal Benefits	Fixed compensation component.	Intended to provide a business-related benefit to our Company and to assist in attracting and retaining executives.	No changes to programs in 2025 that affected Named Officers.

Post-Employment Compensation	Fixed compensation component.	Intended to provide temporary income following an executive’s involuntary termination of employment and, in the case of a change of control, to also provide continuity of management.	No changes to programs in 2025 that affected Named Officers.

The ranges specified above represent only those individuals who were Named Officers at the time their salaries, annual incentive awards, and long term incentive awards were determined.

(1)	Base salary increases reflect results from the Company annual performance review and merit increase process. The increases do not reflect the impact of promotions.

(2)

The annual incentive award is not included for Named Officers who ceased to serve in Named Officer positions during the 2025 year. In calculating the performance range and percentages of target, the amount of Julie A. Beck’s award was annualized.

(3)

Long-term incentive award range reflects awards of the currently employed Named Officers. The amounts shown do not reflect award amounts for Named Officers who retired or left the Company during the 2025 year or who ceased to serve in Named Officer positions. Actual award amounts to all Named Officers are shown in the Summary Compensation Table below.

The Committee believes that these components, taken as a whole, provide an attractive compensation package that aligns with the Company’s annual and long-term goals and enables the Company to attract, retain and motivate executive talent. As a means of mitigating risk, the Committee has adopted policies such as share ownership guidelines, which require executives to maintain a certain level of ownership of MSA stock. The Company also maintains two compensation recoupment policies. One policy provides that in the event of a restatement of MSA’s financial results, the Company will claw back incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. The full text of this recoupment policy was filed as Exhibit 97 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The second policy provides the Company with the ability to recoup certain awards previously paid to or earned by executive officers and other employees based on financial results that were later restated downward, financial irregularities causing a revision of performance metrics upon which compensation was based, and discretionary authority held by the Committee that allows modification of any payouts from any plan, in the event of any other misconduct that results in substantial financial or reputational harm to the Company.

Performance-Based Incentives. The Committee believes that a significant portion of a Named Officer’s compensation should be delivered through performance-based incentive compensation components. The Committee has identified meaningful financial and shareholder performance objectives that align with the business, are measurable and are used by management on a day-to-day basis to pursue its business strategy. The Committee has chosen the following measures for use in the Company’s incentive arrangements that support and align with the Company’s business strategy:

PERFORMANCE MEASURE	ANNUAL CASH INCENTIVE PLAN	LONG-TERM INCENTIVE PLAN	RATIONALE FOR USE

Stock Price		X	Indicator of shareholder value creation

Total Shareholder Return		X	Indicator of shareholder value creation

Revenue Growth		X	Encourages both organic sales growth and sales growth by acquisition

Adjusted EBITDA Margin Percentage	X	X	Encourages operating profitability and expense management

Net Sales	X		Encourages revenue growth

Working Capital as a Percentage of Sales	X		Encourages activities that increase the cash available for investment in the business, dividends and debt repayment

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In summary, the Committee believes that the best way to reward executives is to combine a program of cash incentives (based on annual financial performance goals) with stock incentives (based on increases in the Company’s stock price and, in part, on performance measured against long-term financial performance metrics).

The Company’s incentive plans (annual and long-term) are targeted to reward executives at the middle (50th percentile) of the market for achieving expected or targeted performance levels. For example, our annual incentive plan is designed to pay above the targeted level and, therefore, above the middle of the market if the Company’s performance exceeds our goals and expectations, up to a cap upon maximum performance. If the Company’s performance falls below our goals and expectations, the annual incentive plan is designed to pay below the targeted level, or, below a certain threshold level, nothing at all. This variable aspect of our annual incentive arrangement is also present in our long-term incentive plan. For instance, a significant portion of our long-term incentive plan consists of performance-based stock units. At the date of grant, a target number of shares is established based on the share value at the time of the award and present dollar value of the compensation intended to be delivered. Ultimately, the number of shares awarded at the end of the performance period varies based on the achievement of corporate goals. Our performance-based restricted stock units also incorporate a performance threshold below which no payments are made. The 2024 and 2025 equity grants under the long-term incentive plan remain unvested, thereby providing the Company with important retention benefits.

The following table shows the allocation of performance-based versus fixed compensation components for our Named Officers at targeted levels as of the end of 2025:

PERCENT OF COMPENSATION AT RISK

Named Executive Officers	Performance Based(1)	Fixed(2)

Steven C. Blanco	70.5%	29.5%

Julie A. Beck	42.9%	57.1%

Stephanie L. Sciullo	54.2%	45.8%

David J. Howells	57.3%	42.7%

Richard W. Roda	51.9%	48.1%

Elyse L. Brody	31.8%	68.2%

Lee B. McChesney	57.6%	42.4%

(1)	Based on the target value of 2025 non-equity incentive award as of December 31, 2025 plus the target equity award allocation of equity instruments to performance units as of December 31, 2025.
(2)

Based on annual base salary as of December 31, 2025 plus the target equity award as of December 31, 2025 and the allocation of equity instruments to time vested restricted units. Time vested restricted units are included in the “fixed” column because there are no performance conditions to their vesting (other than continued employment), but unlike base salary, the ultimate value of restricted stock is inherently performance-based.

COMPENSATION OVERSIGHT PROCESS

Role of the Committee. The Committee has responsibility for the oversight and decision-making regarding executive compensation except for Chief Executive Officer (“CEO”) compensation, which is recommended by the Committee but approved by the independent directors of the Board as described below. The Committee has engaged an outside compensation consultant, Pay Governance, LLC to provide assistance and guidance on executive compensation matters. The consultant provides management and the Committee with relevant information pertaining to market compensation levels, alternative compensation plan designs, market trends and best practices. Pay Governance is considered to be independent by the Committee. During 2025, the consultant provided executive compensation consulting services to the Committee and also provided non-employee director compensation services to the Nominating and Corporate Governance Committee. Further, the Committee has not discovered any conflicts of interest that were raised by the work of the consultant involved in determining or recommending executive compensation.

At its meetings, the Committee regularly holds executive sessions, which exclude management and, subject to the Committee’s desire, may include its independent consultant. Management assists in the coordination and preparation of the meeting agenda and materials for each meeting, which are reviewed and approved by the Committee Chair. Meeting briefing materials are provided to Committee members for review approximately one week in advance of each meeting. The Committee met three times in 2025 and held an executive session at all three of the meetings.

For the CEO’s compensation, the Committee develops proposals and presents them to the independent directors of the Board for their approval. Compensation decisions regarding other key executives are approved by the Committee, which takes into consideration the recommendations of the CEO.

Role of the Compensation Consultant. The Committee has retained Pay Governance, LLC as its executive compensation consultant. The compensation consultant reports directly to the Committee, and the Committee may replace the compensation consultant or hire additional consultants at any time. The compensation consultant attends meetings of the Committee, as requested, and communicates with the Committee Chair between meetings.

The compensation consultant provides various executive compensation services to the Committee pursuant to a written consulting agreement approved by the Committee Chair. Generally, these services include advising the Committee on the principal aspects of our executive compensation

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program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance.

During 2025, the compensation consultant performed the following specific services for the Committee:

•	Provided presentations on executive compensation trends, benchmark data, and external developments.

•	Provided an annual competitive evaluation of total compensation for the Named Officers, as well as our overall compensation program.

•	Reviewed Committee agendas and supporting materials in advance of each meeting and raised questions/issues with management and the Committee Chair, as appropriate.

•	Reviewed drafts and commented on the compensation discussion and analysis for the proxy statement and the related compensation tables.

In addition, the compensation consultant attended meetings of the Committee during 2025 as requested by the Committee Chair.

The Committee retains sole authority to hire the compensation consultant, approve its annual fees, determine the nature and scope of its services, evaluate its performance, approve all invoices for payment of services and terminate its engagement.

Use of Competitive Data. The Committee reviews data related to compensation levels and programs of other companies prior to making its decisions. The Committee engages its consultant to perform a comprehensive assessment of compensation levels provided to executives among a peer group of companies. These companies are selected based on the following criteria:

•	Annual revenues that range from approximately half to double our annual revenues (peer group ranging from approximately $700 million to $4.6 billion in 2025)

•	Manufacturing processes similar to MSA’s industry sectors and technologies

•	U.S. based with a global presence

For 2025, the peer group consisted of the following 20 companies:

Albany International Corp. Brady Corporation Chart Industries, Inc. Enpro Inc. ESCO Technologies Inc. Federal Signal Corporation Franklin Electric Co., Inc.	Gentex Corporation Graco Inc. IDEX Corporation ITT Inc. Littelfuse Inc. Masimo Corporation Matthews International Corporation	Nordson Corporation Simpson Manufacturing Co., Inc. Standex International Corporation TriMas Corporation Watts Water Technologies, Inc. Zurn Elkay Water Solutions Corporation

The Committee reassesses the peer group composition annually and may periodically make changes by adding companies that may better meet our selection criteria and/or by removing companies that may have experienced change, such as an acquisition, or no longer fit our selection criteria. In 2025, the Committee, through its consultant, conducted a review of the peer companies and concluded that, for 2025, the peer group should be adjusted. Specifically, (i) one company (Watts Water Technologies, Inc.) was added to the peer group, and (ii) one company (Barnes Group Inc.) was removed from the peer group. The latter was removed because the company was taken private in January 2025.

Once the peer group has been established each year, the Committee’s consultant conducts an analysis of the most recent proxy disclosures for the peer group companies to understand the compensation ranges for base salary, and the annual and long-term incentives provided to the peer group named executive officers. In addition, regression analysis is applied to data from compensation surveys conducted by Willis Towers Watson representing nearly 1,000 general industry companies. The Committee believes that the combination of these comprehensive data sources allows it to understand the market compensation ranges for both the Named Officers and other key executives based on the duties and responsibilities of each position and to determine the level of compensation needed to target the middle (50th percentile) of the market.

The market compensation data is further used to develop a market compensation structure which includes salary grades with midpoints. Each U.S. based executive is assigned to a salary grade where the midpoint of the grade approximates the median (50th percentile) of the market salary level for that position. Each salary grade has a salary range around the midpoint and has corresponding annual and long-term incentive award opportunities that are percentages of the midpoint, and which also align to market-based values. In assigning an executive to a salary grade, the Committee also considers internal factors that may, in a limited number of instances, impact the grade assignment of an executive.

In addition to the market data, the Committee considers the following factors when making compensation decisions:

•	Individual and Company performance

•	Experience in the position

•	Current compensation relative to market median

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An assessment of these factors could result in actual compensation being positioned modestly above or below the desired median of the market positioning. The Committee does not consider amounts earned from prior performance-based compensation, such as prior bonus awards or realized or unrealized stock award gains, in its decisions to increase or decrease compensation for the following year. The Committee believes that this would not be in the best interest of retaining and motivating its executives.

In order to assess the impact of its executive compensation decisions, the Committee reviews a summary report – or “tally sheet” – of total compensation prepared for the CEO. The tally sheet includes the total dollar value of annual compensation, including salary, annual and long-term incentive awards and the value of other benefits and perquisites. The tally sheet also provides the Committee with information pertaining to equity ownership and benefits the Company is required to provide to the CEO under various termination scenarios. The Committee’s review of the tally sheet information is an integral part of its decision-making process each year.

DETERMINATION OF EXECUTIVE COMPENSATION AMOUNTS

Fixed Cash Base Salary. The Company provides executives with a base salary in order to attract and retain talent. Base salary is designed to be competitive with other organizations and is sensitive to the skill level, responsibility and experience of the executive. Base salary for each executive is determined through our external benchmarking process and an internal comparison to other executives at the Company to ensure internal equity. Base salary levels are targeted to the market median, although the Committee considers base salary levels that fall within plus or minus 10% of the market median to be competitive.

Base salary adjustments are considered and are affected by each executive’s individual performance assessment based on a rigorous performance review process. This individual process details an executive’s annual accomplishments compared to performance expectations established at the outset of each year and assesses the individual’s behaviors used to achieve the performance level. The CEO develops and recommends to the Committee annual base salary adjustments for each executive primarily by evaluating the value and impact that each executive has had on the Company’s performance during the year.

The Committee performs a similar comprehensive evaluation of the CEO’s performance against predetermined annual operational and strategic goals previously approved by the independent directors of the Board and determines a recommended annual base salary increase based on the outcome of this evaluation. This salary recommendation is then also approved by the independent directors of the Board. At its February 2026 meeting, the Committee approved salary increases ranging from 0% to 5% for the Named Officers employed on the date of the meeting. Following these adjustments, salary levels were positioned as follows relative to the market median targeted level: Mr. Blanco, 5% below median; Ms. Beck, 13% above median; Ms. Sciullo, 1% below median; Mr. Howells, 2% below median; and Mr. Roda, 3% below median.

Performance-Based Annual Cash Incentive. The Company provided executives with an annual cash incentive during 2025 based on the MSA Executive Incentive Plan (EIP), which directly rewards the accomplishment of key corporate goals. Under the EIP, the target incentive opportunity (paid for achieving target performance) for each Named Officer is aligned with the executive’s salary. If actual performance drops below a predefined performance threshold, payout drops to zero, and maximum payout under the EIP is limited to 200% of target. In calculating financial results for purposes of determining annual cash incentive performance, the Company may also adjust results to account for one-time and unplanned events, such as foreign currency impacts, corporate restructuring expense, costs related to acquisitions or divestitures, gains or losses related to dispositions or divestitures, pension-related income and expense, third-party interest expense and income, and other items. These adjustments facilitate decisions being made in the best interests of the Company without consideration of certain compensation-related impacts that might otherwise occur.

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The following table shows the target bonus percent and dollar amount of incentive that would be earned if actual performance for 2025 was equal to targeted performance:

2025 TARGET CASH INCENTIVE AWARD

	Percent of Salary(1)	EIP Target Award(2)

Steven C. Blanco	100%	$950,000

Julie A. Beck(3)	75%	$179,550

Stephanie L. Sciullo	70%	$379,227

David J. Howells	70%	$342,475

Richard W. Roda	60%	$274,752

Elyse L. Brody	35%	$103,740

Lee B. McChesney(4)	75%	$438,616

(1)	Reflects the percentage of the Named Officers’ salary which is shown as of December 31, 2025.
(2)

EIP target award is the amount that would be paid to the executive assuming all Company and individual performance goals are met per that executive’s performance metrics based upon targets and salary as of December 31, 2025.

(3)	Ms. Beck’s EIP Target Award has been prorated to reflect her employment start date of August 18, 2025.
(4)	Mr. McChesney resigned from the Company effective March 21, 2025 and did not receive a 2025 EIP award payment.

Actual EIP award payments are based primarily on the achievement of a variety of Company financial goals. Actual EIP award payments for the CEO for 2025 were weighted 50% on achievement of consolidated net sales, 25% on consolidated adjusted EBITDA margin percentage and 25% on achievement of working capital as a percentage for sales, all relative to predetermined goals established and approved by the Committee.

Actual awards paid for 2025 performance are included in the Summary Compensation Table on page 31 under the column Non-Equity Incentive Plan Compensation. Award opportunities for each Named Officer under the combined plans for 2025 at threshold, target and maximum are included in the Grants of Plan-Based Awards table on page 32 under the columns Estimated Possible Payouts Under Non-Equity Incentive Plan Awards.

For the CEO and the other Named Officers, the Committee and, in the case of the CEO, independent directors of the Board, approved the following performance targets:

PERFORMANCE TARGETS FOR ANNUAL CASH INCENTIVE

Bonus Results Applicable to all Named Executive Officers for Full Fiscal Year 2025 (Dollars in thousands)
		2025 Actual Performance	Pre-Established 2025 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Consolidated Net Sales	50%	$1,820,470	$1,687,486	$1,874,984	$1,968,733

Consolidated EBITDA Margin (%)	25%	25.9%	23.0%	27.0%	28.4%

Consolidated Working Capital as a % of Net Sales	25%	27.7%	29.1%	25.3%	21.5%
Note: As a result of 2025 performance, 81% of the 2025 target incentive was earned. These bonus results applied to all Named Executive Officers for full fiscal year 2025.

The Committee believes that the selected measures above are the best indicators of performance produced as a result of our executives’ efforts.

Long-Term Incentive Compensation. Our long-term incentive program represents a significant portion of an executive’s total compensation package. Awards under this program are considered “at risk,” which means they can increase or decrease in value based on fluctuations in our stock price. In selecting the appropriate long-term incentive vehicles, the Committee made its decisions based on its desire to reward for long-term stock price appreciation, to promote loyalty and tenure with the Company and to increase executives’ alignment with shareholders. Performance-based stock units and time-vesting restricted stock units were chosen to meet these attributes. These awards were granted under the shareholder approved 2023 Management Equity Incentive Plan. In 2025 the mix was 100% performance stock units for officers who have reached retirement eligibility and have achieved their ownership guidelines. This particular mix of awards positions these retirement-eligible officers to have more equity “at risk” and provides better alignment to performance. For officers who are eligible for the MSA Supplemental Pension Plan and have achieved their ownership guideline but have not yet reached retirement eligibility, and for officers who have reached retirement eligibility but have not yet reached their ownership guideline,

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the mix is 80% performance stock units and 20% time-vesting restricted stock units. For other officers who are not eligible for the MSA Supplemental Pension Plan, the mix is 70% performance stock units and 30% time-vesting restricted stock units, recognizing the need to have a greater portion of equity compensation delivered in restricted stock units that are based solely upon time vesting. The following table illustrates the calculation and allocation of the long-term incentive compensation annual grants.

LONG TERM INCENTIVE COMPENSATION

	Allocated To
	2025 Award Salary(1) (1)	2025 Stock Multiplier(2) (2)	Restricted Stock Units (3)	Performance Stock Units (4)	Restricted Stock Units Award Value(3) (1) x (3)	Performance Stock Units Award Value(4) (1) x (4)

Steven C. Blanco	$900,000	456%	91.1%	364.4%	$820,000	$3,280,000

Julie A. Beck(5)	$—	—%	—%	—%	$—	$—

Stephanie L. Sciullo	$524,700	145%	43.5%	101.5%	$228,245	$532,571

David J. Howells	$475,000	125%	25.0%	100.0%	$118,750	$475,000

Richard W. Roda	$432,000	135%	40.5%	94.5%	$174,960	$408,240

Elyse L. Brody	$285,000	45%	22.5%	22.5%	$64,125	$64,125

Lee B. McChesney	$567,788	215%	64.5%	150.5%	$366,223	$854,521

(1)	Reflects salary for U.S. based Named Officers as-of December 31, 2024, used to calculate the target award amounts for the February 2025 grant.
(2)

Stock multiplier is the plan percentage effective in February 2025. Columns 3 and 4 percentages reflect the split of the stock multiplier into restricted stock units and performance stock units in accordance with the discussion above.

(3)	Actual Restricted Stock Units awarded = Restricted Stock Units Award Value divided by the closing stock price on the date of the award. Actual amount may vary due to rounding to nearest share value.
(4)

Actual Performance Stock Units awarded = Performance Stock Units Award Value divided by the closing stock price on the date of the award. Actual amount may vary due to rounding to nearest share value. Amounts shown in this column may differ from amounts shown in the compensation tables contained in this proxy statement due to differences in the method of calculating fair market value in compensation tables in accordance with FASB ASC Topic 718.

(5)

Ms. Beck was hired after the annual grant date in 2025 and thus did not receive a 2025 annual grant. Ms. Beck received a sign-on grant of restricted stock units on August 31, 2025 with a grant date fair value of $249,929.

NOTE: A stock multiplier is the percentage of the Named Officer’s salary as of the prior year-end, that is awarded in annual equity grants as long-term incentives. Stock multipliers are market based and determined with the assistance of the Committee’s outside compensation consultant.

Long-term incentive opportunities are developed for each executive based on the market median. While the Committee reviews these long-term incentive opportunities annually, it typically only adjusts the individual opportunities periodically as market median long-term incentive data tends to be volatile, increasing or decreasing for certain positions more frequently than salary or annual incentive data.

Performance Stock Units. The Company uses this type of equity grant to incentivize the achievement of one or more specific goals promoting long-term shareholder value. At the date of grant, a target number of shares is established based on the share value at the time of the award and present dollar value of the compensation intended to be delivered. The number of shares awarded at the end of the performance period ultimately varies based on the achievement of corporate goals. Even if performance conditions are met, the performance stock units will not vest until the completion of a time-vesting period is achieved that requires the recipient to remain employed by the Company (generally three years from the grant). The value assigned to performance stock units is the fair market value of the shares of Common Stock to which such performance stock units relate on the date of grant, and the recipient is charged with income for federal income tax purposes in the year of delivery of the shares at the market value as of the date of delivery, which is generally upon vesting.

The target number of shares will be earned if the target performance goals are met. If “excellence” goals are met, the number of shares earned will be doubled. If only the minimum “threshold” performance is achieved, one half of the target number of shares will be earned. If performance is below “threshold,” the award will be forfeited. There are no shares issued until the performance goals have been met and the time-vesting period has been achieved. Therefore, there are no dividend rights or voting rights associated with this form of long-term incentive until the shares are actually issued.

For 2023, 2024 and 2025 grants, the long-term performance stock unit incentive award included two internal financial metrics to measure performance, with the final results modified based on TSR as compared to a peer group. For all three grants, the internal financial metrics were based on Adjusted EBITDA Margin percentage (weighted at 50%) and Revenue Growth (weighted at 50%). The use of the TSR modifier is intended to align officer and other key executives’ rewards with changing shareholder value. Adjusted EBITDA Margin percentage and Revenue Growth will be adjusted based on pre-determined items. For the 2023 grant, 25% of the target performance was achieved in year one; 12.5% of target performance resulted from revenue being achieved at 98% or higher as compared to the 2023 revenue plan and 12.5% of target performance resulted from EBITDA margin being 98% or higher as compared to the EBITDA margin plan. An additional 25% of the target performance was achieved in year two; an additional 12.5% of target performance resulted from revenue being achieved at 98% or higher as compared to the cumulative 2023-2024 revenue plan, and an additional 12.5% of target performance resulted from EBITDA margin being 98% or higher of the EBITDA margin plan. Final performance for the 2023, 2024 and

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2025 grants are calculated as of the end of their respective year three and will reflect shares already earned in years one and two, if applicable. Shares earned in years one and two will not be forfeited in the case of any failure to meet performance targets for the full three-year period.

Results between threshold and target, and between target and excellence, will be interpolated; however, when calculating performance vesting on an interim basis for the awards, no interpolation will be used. Any number of shares which are determined to be awarded will be further adjusted by the TSR modifier described below.

For the 2024 and 2025 grants, if MSA’s percentile ranking for TSR versus the peer group is at the 40th percentile to the 60th percentile, the TSR modifier will be 1.0. The TSR modifier for a ranking greater than the 60th percentile but less than the 75th percentile will be 1.10. The TSR modifier for a ranking at the 75th percentile or above will be 1.20. The TSR modifier for a ranking greater than the 25th percentile but less than the 40th percentile will be 0.90. The TSR modifier for a ranking at the 25th percentile or below will be 0.80. For the 2023 grant, if MSA’s percentile ranking for TSR versus the peer group is at the 40th percentile to the 60th percentile, the TSR modifier will be 1.0. The TSR modifier for a ranking greater than the 60th percentile but less than the 75th percentile will be 1.05. The TSR modifier for a ranking at the 75th percentile or above will be 1.10. The TSR modifier for a ranking greater than the 25th percentile but less than the 40th percentile will be 0.95. The TSR modifier for a ranking at the 25th percentile or below will be 0.90.

At the end of the three-year period, the 2023 grant performed at the excellence level against the EBITDA Margin percentage goal, above target but below excellence level against the Revenue Growth goal, and had relative TSR performance in the 36th percentile, resulting in a multiplier of 0.95, which resulted in a total payout of 180% of target.

The shares related to the 2024 and 2025 annual performance stock unit grants will vest on March 8, 2027 and March 8, 2028, respectively, and are subject to determination by the Compensation and Talent Management Committee of the actual performance achieved.

Time-Vesting Restricted Stock Units. The Committee selected time-vesting restricted stock units in order to create and encourage an ownership culture and to serve as a retention tool. Restricted stock units vest 100% on or about the third anniversary following the date of grant. The value assigned to restricted stock units is the fair market value of the shares of Common Stock to which such restricted stock units relate on the date of grant, and the recipient is charged with income for federal income tax purposes in the year of vesting at the market value as of the date that the restrictions lapse. The restricted units do not include voting rights or the right to dividends or dividend equivalents during the period prior to vesting.

ADDITIONAL CONSIDERATIONS RELATING TO THE CEO

In 2025, Mr. Blanco’s base pay was adjusted by amounts which conform to the Company’s merit increase guidelines for U.S. payroll. The increase for 2025 in Mr. Blanco’s salary was 5.56%.

CEO Pay For Performance. During 2025, the Committee, with the assistance of its independent compensation consultant, conducted several analyses to assess the alignment of the CEO’s pay relative to the performance of the Company. Company performance was defined as either our TSR or a composite of performance metrics. This composite consists of the average ranking relative to our peers of our TSR, Net Income Growth, RONA and Operating Income Margin. These analyses considered the CEO’s total direct compensation (TDC) which includes base salary, actual cash bonus earned and value of equity incentives. Equity incentives were considered using two separate methodologies:

1.	Expected value method: this method considered the grant date fair value of equity awards and is the same value as stated in our proxy statement Summary Compensation Table.

2.	Realizable compensation method: this method examines the aggregate value of previously granted equity awards at a point in time, including:
a.	the in-the-money intrinsic value of stock option grants made during the period,
b.	the end-of-period value of restricted stock grants made during the period, and
c.

for performance awards, the actual payouts for awards beginning and ending during the three-year performance period and the end of period estimated payout for unvested awards granted during the three-year performance period ended December 31, 2024.

During 2025, the Committee reviewed and discussed the results of the following independent analyses and was satisfied that the executive compensation program was aligned with the performance of the Company.

MSA 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
26

2024 CEO Actual Annual Cash Incentive Earned Relative to Peers versus 2024 Composite Performance Relative to Peers

This analysis compares our CEO’s 2024 actual bonus earned (and paid in early 2025) to the composite performance metrics, which are a collection of metrics used in our incentive arrangements. Both the CEO’s bonus information and the composite performance results were compared to the same data of our peers and considered on a percentile rank basis. The Committee concluded that the CEO’s annual incentive payment, when evaluated in terms of absolute dollar value, was reasonably aligned with the relative performance of the Company.

2024 CEO ACTUAL BONUS PAYMENT	BONUS RELATIVE TO PEERS	PERFORMANCE RELATIVE TO PEERS	ALIGNMENT OF BONUS AND PERFORMANCE

Bonus Earned (Dollar Value)	58th Percentile	80th Percentile	Reasonable

MSA 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
27

2024 CEO Realizable Compensation Relative to Peers versus 2024 Composite Performance Relative to Peers

This analysis compares our CEO’s realizable compensation (realizable compensation method, described above) over the three-year period starting in 2022 through the end of 2024 relative to the composite performance metrics, which are a collection of metrics used in our incentive arrangements. Both the CEO’s realizable compensation information and the composite performance results were compared to the same data of our peers and considered on a percentile rank basis. The Committee concluded that the CEO’s three-year realizable compensation, when evaluated in terms of absolute dollar value, was reasonably aligned with the relative performance of the Company.

	REALIZABLE COMPENSATION RELATIVE TO PEERS	PERFORMANCE RELATIVE TO PEERS	ALIGNMENT OF REALIZABLE COMPENSATION AND PERFORMANCE

CEO Realizable Compensation (Value)	78th Percentile	70th Percentile	Reasonable

MSA 2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
28

CEO Realizable Compensation as a Percent of Expected Value Relative to Company TSR Performance

This analysis examines the percent difference in compensation granted to our CEO in a particular year expressed on an expected value basis (note 1 below) versus the same compensation expressed on a realizable value basis (note 2 below) at the end of 2024. This percent difference is compared to the change in actual Company TSR for the same time periods to understand if the difference in expected value pay and realizable pay is directionally similar to our TSR performance. For example, if our stock price falls over a period of time, we would expect our CEO’s realizable compensation to be less than the expected value at the time the compensation was granted. In evaluating this analysis, the Committee was satisfied that the CEO’s realizable compensation was directionally similar to changes in our TSR.

Year	MSA CEO Target TDC at Grant(1)	MSA CEO Realizable Value(2)	Measurement Period	Change in Pay Value(3)	Change in MSA TSR(4)	Alignment

2023	$ 6,521,561	$12,922,385	2023 – 2025	98%	14%	Reasonable

2024	$ 4,020,157	$ 3,730,757	2024 – 2025	-7%	18%	Reasonable

2025	$ 6,017,500	$ 5,834,420	2025	-3%	-1%	Reasonable

Total	$16,559,218	$22,487,562	2023 – 2025	36%	14%	Reasonable

(1)	Target TDC at Grant includes for each particular year the CEO’s base salary, target bonus and the grant date fair value of equity awards granted.
(2)

Realizable value includes for each particular year the CEO’s base salary, actual bonus earned and the realizable value of equity awards granted during the particular year using our December 31, 2024 closing stock price. See page 25 for a more detailed description of realizable value for long-term incentive awards.

(3)

Change in Pay Value is the change in the CEO’s compensation from the time it was granted to December 31, 2025 considering the impact of actual performance relative to performance goals and changes in Company stock price.

(4)	MSA TSR is calculated on a point-to-point basis using the final trading day each year.

OTHER COMPENSATION AND RETIREMENT POLICIES

In addition to the other components of our executive compensation program, we maintain the compensation policies described below. These policies are consistent with evolving best practices and help ensure that our executive compensation program does not encourage our officers to engage in risk taking beyond our ability to effectively identify and manage.

U.S. Post-Employment Retirement Benefits. Retirement-related compensation is designed to provide financial security following retirement from the Company and to reward for loyalty and tenure. Retirement benefits for U.S. based Named Officers fall into three major elements which include pension, 401(k), and nonqualified retirement plans. All of these programs exist to help attract, retain and motivate executives. The programs listed below are designed to be competitive and are compared periodically to representative peer companies. Plan design and provisions are reviewed periodically to determine if the total retirement package is competitive. Retirement-related compensation programs do not have a direct linkage to performance but rather a link to a long-term commitment to MSA, as do all other welfare benefits.

•

Pension – offered as part of a retirement package that helps the Company recruit employees and provides security and peace of mind for future retirement, enabling executives and other employees to exit the workforce at retirement age. Pension amounts are based on final average pay, years of service, age and a pre-determined plan formula.

•	401(k) – offered as part of our benefits package to encourage employees to save for their own retirement and future financial security. MSA matches 100% of the first 5% of employee contributions.

•

Nonqualified retirement plans – provide additional retirement benefits for executives whose accumulations and contributions in the qualified plans are limited by the Internal Revenue Code. MSA maintains two such plans. The MSA 2005 Supplemental Retirement Savings Plan provides benefits beyond the limitations imposed on 401(k) plans. The MSA Supplemental Pension Plan provides benefits beyond the limitations imposed on defined benefit pension plans. The Company ceased providing benefits under the Supplemental Pension Plan for any employees who are newly hired or promoted into the eligible class of key executives after December 31, 2012.

Stock Ownership Guideline Policy. All Named Officers are expected to hold a number of shares equal in value to their actual salary as of year-end, multiplied by a stock multiplier ranging from 2.25 up to 5.5 for the CEO. Prior to achieving the stock ownership guidelines mentioned above, the executive must retain 100% of all equity awards through the Company’s compensation program (net of exercise costs and taxes). The specified ownership amount is expected to be retained thereafter as long as a Named Officer remains an active employee. The Company also maintains similar stock ownership guidelines for other key executives, including appropriate multipliers.

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COMPENSATION DISCUSSION AND ANALYSIS
29

Messrs. Blanco, Howells and Roda, and Ms. Sciullo and Ms. Brody exceeded their stock ownership guideline requirements as of December 31, 2025. Ms. Beck has not yet met her stock ownership guideline requirements as of December 31, 2025, due to her recent appointment to her current role. Mr. McChesney was no longer employed as of December 31, 2025; therefore, no requirements apply to him as of December 31, 2025.
The stock ownership requirements for each Named Officer are as follows:
STOCK OWNERSHIP REQUIREMENTS

Name	Title	Salary as of 12/31/2025		2025 Stock Multiplier		Ownership Requirement

Steven C. Blanco	President and Chief Executive Officer	$950,000	x	5.50	=	$5,225,000

Julie A. Beck	Senior Vice President and Chief Financial Officer	$630,000	x	3.50	=	$2,205,000

Stephanie L. Sciullo	Senior Vice President and President MSA Americas	$541,753	x	2.25	=	$1,218,944

David J. Howells	Senior Vice President and President MSA International	$489,250	x	2.25	=	$1,100,813

Richard W. Roda	Vice President, Secretary and Chief Legal Officer	$457,920	x	2.25	=	$1,030,320

Elyse L. Brody	Interim Chief Financial Officer, Executive Director FP&A Strategy	$296,400	x	0.75	=	$222,300

Lee B. McChesney	Senior Vice President and Chief Financial Officer	$ —	x	0.00	=	$—
The following forms of share ownership apply toward the stock ownership requirements: shares purchased; vested and unvested restricted stock units; shares retained following the exercise of stock options; and other shares acquired through any other lawful means. Performance-based restricted stock or stock units that have not yet met the performance tests are not applied toward the stock ownership requirements. Share ownership of spouses who live in the same household as the Named Officer are counted in the totals. All executives understand these requirements, and the Committee may use its discretion to reduce or eliminate future long-term incentive grants, or take such other actions as it deems appropriate, as motivation to meet the ownership guidelines. These guidelines help drive a culture of ownership and accountability among the executive team.
Insider Trading Policy / Hedging and Pledging
. The Company maintains an insider trading policy that restricts the trading of Company stock by directors, officers, and employees. We believe that this insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. This insider trading policy was filed as Exhibit 19 to the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024. Additionally, the Company’s policy is to only engage in transactions of Company securities in compliance with insider trading laws.
Our insider trading policy specifically prohibits directors, officers and employees who receive equity awards from the Company from hedging or pledging their Company stock. The policy prohibits short sales of Company securities, the purchase of puts, calls or other derivative hedging transactions against Company securities, and pledging Company securities as collateral for a loan.
Recoupment Policies.
The Company has a mandatory recoupment policy applicable to current and former executive officers. In the event of a restatement of MSA’s financial results, the Company will claw back incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Incentive-based compensation is broadly defined and would include any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, i.e., any measure determined and presented in a company’s financial statements, or derived from such measure, and would include stock price and TSR. In addition, the Company maintains a discretionary clawback policy under which it may claw back incentive compensation from officers and other employees in the event of a restatement of MSA’s financial results, financial irregularities causing a revision of performance metrics upon which compensation is based or upon a determination of misconduct that results in substantial financial or reputational harm to the Company, which policy is in addition to the mandatory recoupment policy.
The Company’s recoupment policies, as described above, were modified in 2023 to meet the new requirements issued by the New York Stock Exchange, in response to the SEC’s adoption of Rule
10D-1
under Section 10D of the Securities Exchange Act of 1934, as amended.
Perquisites.
The Company provides executives with a limited number of perquisites in order to strengthen business relationships and maximize the use of our executives’ time. Our perquisites have been benchmarked to the market and are considered ordinary, customary and minimal for each executive’s position. The following are available to the Named Officers:

•
Vehicle – each Named Officer is provided a Company leased vehicle or vehicle allowance to facilitate travel among MSA’s various locations and for other business travel. Personal use of a Company leased vehicle is calculated and imputed as income for each executive.

•
Club memberships – Membership to a country club is provided to our CEO to facilitate customer contact and a business club membership is provided to our CEO, Chief Financial Officer, Sr. Vice President and President – Americas, and Vice President, Secretary and Chief Legal Officer to afford a downtown Pittsburgh location for business meetings.

•
Financial planning and tax return assistance – provides advice and guidance to executives on investment and income tax issues in order to maximize the use and understanding of our executive compensation program and minimize time otherwise required for taxation issues.

•	The Company does not own or lease an aircraft, nor does the Company have fractional ownership in any aircraft, nor does it pay for executives’ personal travel.

•	Each Named Officer is offered a comprehensive annual executive physical to encourage executives to proactively manage their health.

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COMPENSATION DISCUSSION AND ANALYSIS
30

Severance Policy.
The Company has a severance pay policy that applies to the U.S. based Named Officers as well as other eligible salaried employees. The policy applies to a permanent termination of the employment relationship when initiated by the Company and when other conditions are satisfied. A schedule of benefits determines the separation benefit ranging from four weeks to a maximum of fifty-two
weeks of severance pay based on final salary.
Tax Implications of Executive Compensation
. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that the Company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer or another “covered employee” (as defined by Section 162(m)). The Compensation and Talent Management Committee retains the discretion to establish the compensation paid or intended to be paid or awarded to the Named Officers as the Committee may determine is in the best interest of the Company and its shareholders, and without regard to any limitation provided in Section 162(m). This discretion is an important feature of the Committee’s compensation practices because it provides the Committee with sufficient flexibility to respond to specific circumstances facing the Company.
Change in Control.
The Company has entered into change in control employment agreements with each of the Named Officers. These agreements provide Named Officers up to two years’ income and benefits following a change in control of the Company. These agreements are intended to retain executives, provide continuity of management in the event of an actual or threatened change in control and enable executives to remain financially indifferent when evaluating opportunities that may be beneficial to shareholders yet could negatively impact the continued employment of the executive. Cash severance payments are payable, and accelerated vesting of unvested equity awards occurs, only in the event of both a change in control and termination of employment other than for cause, death or disability (commonly known as a “double trigger”). There are no tax gross-up
provisions in the change in control agreements.
Equity Granting Process.
The Company grants equity awards for executives and all other eligible associates at the first regularly scheduled Compensation and Talent Management Committee meeting of each calendar year. The Committee makes its grants effective on the later of the date of the Compensation and Talent Management Committee meeting at which the grant was made or the third business day after the Company’s year-end
earnings release. Currently, we do not grant stock options or stock appreciation rights, and only grant restricted stock units and performance stock units to our executives. In addition, we do not grant stock options or stock appreciation rights during periods in which there is material nonpublic information about our Company, including at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information.
Adjustments or Recovery of Prior Compensation.
As described above under “Recoupment Policies,” the Company maintains recoupment policies to facilitate the recovery or adjustment of amounts previously awarded or paid to a Named Officer, in the event of a restatement of MSA’s financial results, financial irregularities causing a revision of performance metrics, or a determination of other misconduct that results in substantial financial or reputational harm to the Company. Additionally, the Sarbanes-Oxley Act of 2002 provides that if the Company is required to restate its financial results due to substantial noncompliance with financial reporting requirements as a result of misconduct, the Chief Executive Officer and the Chief Financial Officer must reimburse the Company for any bonus, incentive or equity-based compensation received, and any profits realized from the sale of Company securities, during the twelve months following the issuance or filing of the noncompliant results.

COMPENSATION AND TALENT MANAGEMENT COMMITTEE REPORT

The Compensation and Talent Management Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and has discussed it with management. Based upon its review and those discussions, the Compensation and Talent Management Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025.

Robert A. Bruggeworth
Gregory B. Jordan
Luca Savi, Chair

MSA 2026 PROXY STATEMENT

31

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table shows the compensation for 2025, 2024, and 2023 of the Company’s principal executive officer, the Company’s principal financial officers during the year 2025, and the other three executive officers of the Company as of December 31, 2025, with the highest total compensation for 2025 (collectively, the “Named Officers” or “NEOs”):

Name and Principal Position	Year	Salary	Stock Awards(1)	Stock Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value(4)	All Other Compensation(5)	Total

Steven C. Blanco	2025	$937,308	$4,117,500	$—	$772,825	$493,862	$108,869	$6,430,363
President and Chief Executive Officer	2024	$773,462	$2,443,357	$—	$663,102	$261,838	$101,232	$4,242,990
	2023	$530,405	$1,050,498	$—	$819,301	$249,295	$77,063	$2,726,562

Julie A. Beck(6)	2025	$230,192	$249,929	$—	$146,064	$32,385	$5,481	$664,051
Senior Vice President and Chief Financial Officer	2024	$—	$—	$—	$—	$—	$—	$—
	2023	$—	$—	$—	$—	$—	$—	$—

Stephanie L. Sciullo	2025	$537,424	$763,598	$—	$308,501	$29,990	$78,424	$1,717,937
Senior Vice President and President MSA Americas	2024	$517,275	$729,075	$—	$359,856	$—	$90,243	$1,696,449
	2023	$481,019	$636,905	$—	$630,008	$28,998	$70,752	$1,847,682

David J. Howells(7)	2025	$488,144	$596,416	$—	$278,630	$484,356	$221,698	$2,069,216
Senior Vice President and President MSA International	2024	$524,261	$180,739	$—	$266,376	$345,442	$458,865	$1,775,682
	2023	$—	$—	$—	$—	$—	$—	$—

Richard W. Roda(7)	2025	$457,650	$585,360	$—	$223,511	$89,343	$69,273	$1,425,138
Vice President, Secretary and Chief Legal Officer	2024	$424,000	$548,605	$—	$253,954	$—	$81,799	$1,308,359
	2023	$—	$—	$—	$—	$—	$—	$—

Elyse L. Brody(7)	2025	$599,565	$378,728	$—	$84,392	$28,510	$19,589	$1,110,785
Executive Director Global FP&A and Strategy (Former Interim Chief Financial Officer)	2024	$—	$—	$—	$—	$—	$—	$—
	2023	$—	$—	$—	$—	$—	$—	$—

Lee B. McChesney(8)	2025	$131,028	$1,225,219	$—	$—	$—	$41,737	$1,397,983
Former Senior Vice President and Chief Financial Officer	2024	$561,029	$1,180,962	$—	$417,222	$18,538	$123,605	$2,301,356
	2023	$536,813	$1,115,773	$—	$787,809	$24,667	$113,748	$2,578,810

(1)

Represents the aggregate grant date fair value of the restricted stock unit awards and performance stock unit awards computed in accordance with FASB ASC Topic 718. For the performance stock unit awards, the amounts disclosed in the table are based upon the target amount of shares granted. If maximum share payouts were achieved for such units, the aggregate grant date fair value for such units would be twice the amount disclosed in each year in the table related to such performance stock units. In the event of such maximum payouts the totals in the stock awards column would be: (i) for 2025, $7,414,991 for Mr. Blanco, $1,298,999 for Ms. Sciullo, $1,074,022 for Mr. Howells, $995,701 for Mr. Roda, $443,266 for Ms. Brody, and $2,084,268 for Mr. McChesney, (ii) for 2024, $5,192,125 for Mr. Blanco, $2,346,060 for Mr. McChesney, $1,448,440 for Ms. Sciullo, $308,672 for Mr. Howells and $1,089,779 for Mr. Roda (iii) for 2023, $1,816,384 for Mr. Blanco, $2,048,245 for Mr. McChesney and $1,169,160 for Ms. Sciullo. Ms. Beck did not receive performance stock units in 2025 so the aggregate grant date fair value and maximum share payout for the restricted stock units granted to her are the same as listed in the table.

(2)	Represents the aggregate grant date fair value of the stock option awards, computed in accordance with FASB ASC Topic 718.
(3)

Represents the aggregate amount of incentive awards earned by the Named Officer under the Executive Incentive Plan for all such years, including any Enhanced Bonus for 2023 and 2024. See “Performance-Based Annual Cash Incentive” in the Compensation Discussion and Analysis above.

(4)

Represents the amount of the aggregate increase for 2025 in the actuarial present value of the Named Officer’s accumulated benefits under the defined benefit retirement plans described under “Pension Benefits” below. Pension benefits are not available to the executive in a lump-sum present value form. Changes in the interest rate or the mortality rates used to calculate present values can cause wide fluctuations in the “change in Pension value” even though there has been no change to the way the annuity benefits are calculated or any increase or decrease in benefits payable to the participants. The reported value of any net decreases must be reported as $0, as negative values may not be applied.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
32

(5)	The following table describes the 2025 amounts included under “All Other Compensation:”

Name	Perquisites and personal benefits (A)	Company Contributions to defined contribution plans	Insurance premiums	Other (B)	Total

Steven C. Blanco	$34,026	$ 74,843	$—	$—	$108,869

Julie A. Beck	$ 5,481	$ —	$—	$—	$5,481

Stephanie L. Sciullo	$33,560	$ 44,864	$—	$—	$78,424

David J. Howells	$ 1,815	$ 17,500	$—	$202,383	$221,698

Richard W. Roda	$34,008	$ 35,265	$—	$—	$69,273

Elyse L. Brody	$ —	$ 19,590	$—	$—	$19,590

Lee B. McChesney	$6,787	$ 34,950	$—	$—	$41,737

(A)

For Mr. Blanco, Ms. Sciullo, and Mr. Roda, the amount includes the cost of either a car allowance or personal use of an automobile, tax preparation assistance, an executive physical and club memberships. For Ms. Beck, the amount includes the cost of either a car allowance or personal use of an automobile. The amount for Mr. Howells includes tax preparation assistance. The amount for Mr. McChesney includes the cost of either a car allowance or personal use of an automobile and club memberships.

(B)	The amount for Mr. Howells includes ex-patriate expenses and reimbursement of taxes incurred as a result of his ex-patriate assignment.

(6)	Ms. Beck was not employed by the company in 2023 or 2024 and thus was not a Named Officer.
(7)

Messrs. Howells and Roda were not Named Officers in 2023 under the rules of the Securities and Exchange Commission; Ms. Brody was not a Named Officer in 2023 or 2024 under the rules of the Securities and Exchange Commission.

(8)

Mr. McChesney separated from the Company on March 21, 2025. Mr. McChesney’s stock awards were forfeited upon his separation from service effective March 21, 2025, as reflected in the 2025 Outstanding Equity Awards at Fiscal Year End table, below.

2025 GRANTS OF PLAN BASED AWARDS

The following table shows the grants of plan-based awards made to the Named Officers in 2025:

Name	Grant date	Estimated possible payouts under non-equity incentive plan awards(1)			Estimated possible payouts under equity incentive plan awards(2)			Stock and Stock Unit Awards(3)
		Threshold	Target	Maximum	Threshold	Target	Maximum	Number of Shares or Units	Grant Date Fair Value

Steven C. Blanco	2/18/2025	$475,000	$950,000	$1,900,000	$1,648,746	$3,297,492	$6,594,983	5,135	$820,008

Julie A. Beck	N/A	$89,775	$179,550	$359,100	$—	$—	$—	—	$—

	8/31/2025	$—	$—	$—	$—	$—	$—	1,465	$249,929

Stephanie L. Sciullo	2/18/2025	$189,614	$379,227	$758,454	$267,700	$535,401	$1,070,802	1,429	$228,197

David J. Howells	2/18/2025	$171,238	$342,475	$684,950	$238,803	$477,607	$955,213	744	$118,809

Richard W. Roda	2/18/2025	$137,376	$274,752	$549,504	$205,170	$410,340	$820,680	1,096	$175,020

Elyse L. Brody	2/18/2025	$51,870	$103,740	$207,480	$32,269	$64,537	$129,074	402	$64,195

	5/31/2025	$—	$—	$—	$—	$—	$—	1,534	$249,996

Lee B. McChesney	2/18/2025	$219,308	$438,616	$877,232	$429,525	$859,050	$1,718,099	2,293	$366,169

(1)

Represents the amounts which could have been earned by the Named Officer through 2025 performance at the threshold, target and maximum levels under the annual incentive plans described under “Performance-Based Annual Cash Incentive” in the Compensation Discussion and Analysis above. The actual amounts earned are shown in the “Non-equity incentive plan compensation” column in the Summary Compensation Table above.

(2)

Represents the amount that could be earned by the Named Officer at the threshold, target and maximum levels of shares to be issued with respect to the performance stock units granted to the Named Officer under the Company’s Amended and Restated 2023 Management Equity Incentive Plan. The performance period runs through December 31, 2027. The amounts shown are based upon the ASC 718 value of the applicable number of shares of the Company’s Common Stock.

(3)

Represents time-vesting restricted stock unit awards granted to each Named Officer in 2025 under the Company’s Amended and Restated 2023 Management Equity Incentive Plan. To earn the award, the officer must remain employed by the Company or a subsidiary through a date which is approximately the third anniversary of the grant date. Restricted stock units will also vest earlier upon a change in control and the grantee’s subsequent separation from service or if the grantee’s employment terminates due to death, disability or retirement under a Company retirement plan.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
33

2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows the outstanding equity awards held by the Named Officers at December 31, 2025:

Name	Option Awards					Stock Awards			Performance Awards
	Number exerciseable	Number un-exerciseable	Date exercisable	Option exercise price	Expiration date	Number of shares or stock units that have not vested	Vesting date	Market value of shares or stock units that have not vested(1)	Number of shares or stock units awarded that have not vested	Vesting date(2)	Market value of shares or stock units that have not vested(1)
Steven C. Blanco	—	—	—	$—	—	1,214	3/8/2026	$194,410	4,855	3/8/2026	$777,480
	—	—	—	$—	—	1,612	6/12/2026	$258,146	—	—	$—
	—	—	—	$—	—	2,707	3/8/2027	$433,499	10,829	3/8/2027	$1,734,156
	—	—	—	$—	—	5,135	3/8/2028	$822,319	20,540	3/8/2028	$3,289,276
Julie A. Beck	—	—	—	$—	—	488	8/31/2026	$78,148	—	—	$—
	—	—	—	$—	—	488	8/31/2027	$78,148	—	—	$—
	—	—	—	$—	—	489	8/31/2028	$78,308	—	—	$—
Stephanie L. Sciullo	—	—	—	$—	—	1,446	3/8/2026	$231,562	3,374	3/8/2026	$540,312
	—	—	—	$—	—	1,214	3/8/2027	$194,410	2,834	3/8/2027	$453,837
	—	—	—	$—	—	1,429	3/8/2028	$228,840	3,335	3/8/2028	$534,067
David J. Howells	—	—	—	$—	—	555	3/8/2026	$88,878	555	3/8/2026	$88,878
	—	—	—	$—	—	504	3/8/2027	$80,711	504	3/8/2027	$80,711
	—	—	—	$—	—	744	3/8/2028	$119,144	2,975	3/8/2028	$476,417
Richard W. Roda	—	—	—	$—	—	549	3/8/2026	$87,917	549	3/8/2026	$87,917
	—	—	—	$—	—	262	2/21/2026	$41,957	—	—	$—
	—	—	—	$—	—	914	3/8/2027	$146,368	2,132	3/8/2027	$341,418
	—	—	—	$—	—	1,096	3/8/2028	$175,513	2,556	3/8/2028	$409,318
Elyse L. Brody	—	—	—	$—	—	75	2/21/2026	$12,011	—	—	$—
	—	—	—	$—	—	250	3/8/2026	$40,035	250	3/8/2026	$40,035
	—	—	—	$—	—	211	3/8/2027	$33,790	211	3/8/2027	$33,790
	—	—	—	$—	—	402	3/8/2028	$64,376	402	3/8/2028	$64,376
	—	—	—	$—	—	1,534	5/31/2028	$245,655	—	—	$—
Lee B. McChesney	—	—	—	$—	—	—	—	$—	—	—	$—

(1)	Based on the $160.14 closing price for the Company’s Common Stock on December 31, 2025.
(2)

The final vesting date of these performance stock units will be on March 8 of the third year after the units were awarded, provided that the Compensation Committee determines whether, and to what extent, the performance requirements related to the awards have been met, subject, as to the awards shown in the table as vesting on March 8, 2026, to the earlier vesting of the performance conditions of a percentage of the awards if applicable annual performance tests are met, in which case the final (time-based) vesting date for such percentage of awards will be March 8, 2026 in all cases if the employee remains employed by the Company at the applicable March 8 date.

2025 OPTION EXERCISES AND STOCK VESTED

The following table shows the stock options exercised by the Named Officers and the restricted stock unit awards vested for the Named Officers during 2025:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Steven C. Blanco	—	$ —	10,844	$1,713,244

Julie A. Beck	—	$ —	—	$ —

Stephanie L. Sciullo	—	$ —	14,956	$2,470,121

David J. Howells	—	$ —	1,667	$ 263,369

Richard W. Roda	—	$ —	1,751	$ 276,679

Elyse L. Brody	—	$ —	1,445	$ 238,940

Lee B. McChesney	—	$ —	—	$ —

(1)	Represents the difference between the market value on the date of exercise of the shares acquired and the option exercise price.
(2)

Represents the market value of the restricted stock units on the vesting date. Includes time-vesting restricted stock unit awards and the vesting of time-vesting restricted stock units derived from performance stock units that have met performance tests.

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COMPENSATION TABLES
34

2025 PENSION BENEFITS

The following table provides information concerning the value of the Named Officers’ accumulated benefits under the Company’s defined benefit retirement plans as of December 31, 2025:

Name	Plan	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Steven C. Blanco	MSA Pension Plan	13.7	$ 406,619	$ —
	MSA Supplemental Pension Plan	13.7	$1,347,026	$ —
Julie A. Beck	MSA Pension Plan	0.3	$ 32,385	$ —
	MSA Supplemental Pension Plan	—	$ —	$ —
Stephanie L. Sciullo	MSA Pension Plan	15.6	$ 168,032	$ —
	MSA Supplemental Pension Plan	—	$ —	$ —
David J. Howells	MSA Pension Plan	45.1	$1,704,156	$ —
	MSA Supplemental Pension Plan	45.1	$1,534,258	$ —
Richard W. Roda	MSA Pension Plan	30.2	$ 613,619	$ —
	MSA Supplemental Pension Plan	—	$ —	$ —
Elyse L. Brody	MSA Pension Plan	14.1	$ 110,877	$ —
	MSA Supplemental Pension Plan	—	$ —	$ —
Lee B. McChesney	MSA Pension Plan	3.2	$ —	$ —
	MSA Supplemental Pension Plan	—	$ —	$ —

Pension Plan

Introduction. The MSA Pension Plan is a retirement plan that covers certain U.S. salaried and U.S. hourly employees.

To have a non-forfeitable right to a benefit under the Pension Plan, a participant must complete five years of service with the Company or an affiliate or attain age 65 while employed by the Company or an affiliate. The Pension Plan’s normal retirement age is identical to the participant’s “Social Security Retirement Age.” The Social Security Full Retirement Age is established by Federal law and varies from age 65 for persons born before 1938 to age 67 for persons born in 1960 or later years.

Benefits at Normal Retirement Age. A participant who retires upon reaching normal retirement age can begin receiving pension payments as of the first day of the following calendar month, which is referred to as the participant’s “normal retirement date.”

The Pension Plan has a minimum benefit formula that applies to only a small number of lower-paid participants. The majority of participants who begin receiving benefits on their normal retirement date are entitled to receive a monthly benefit equal to the sum of the amounts shown in (a), (b) and (c) below:

(a) 0.80%	x	Average Monthly Earnings up to Average Social Security Wage Base	x	Credited Service up to 35 Years

plus
(b) 1.55%	x	Average Monthly Earnings greater than Average Social Security Wage Base	x	Credited Service up to 35 Years

plus
(c) 1.00%	x	Average Monthly Earnings	x	Credited Service over 35 Years

For purposes of the normal retirement benefit formula, the following terms have the following meanings:

•

“Average Monthly Earnings” is generally the average of monthly compensation received during the participant’s highest five consecutive calendar years of compensation over the last ten years of employment. Compensation is generally the total cash payments received by a participant for services performed, before any reductions for employee contributions to 401(k) or other employee benefit plans. Compensation does not include any expense reimbursements, income attributable to non-cash benefits or certain other miscellaneous payments. The compensation that can be taken into account each year is limited by Federal law. The 2025 limit was $350,000, but this number may be adjusted in future years for cost-of-living increases.

•

“Average Social Security Wage Base” is the average of the Social Security taxable wage bases in effect under Federal law during the 35-year period ending in the calendar year in which the participant attains Social Security Retirement Age.

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COMPENSATION TABLES
35

•	“Credited Service” is a participant’s actual period of service with the Company as an employee in a category of employment that is covered by the Pension Plan.

Benefits at Early Retirement Age. The Pension Plan permits early retirement by participants who have (i) reached age 55 with at least 15 years of service, or (ii) reached age 60 with at least 10 years of service. Participants who elect early retirement can choose to begin receiving pension benefits immediately, in which case their monthly benefit amount will be reduced to reflect the early start of payments; or they may choose to delay the start of payments until their normal retirement date, at which time they will receive unreduced benefits determined under the normal retirement benefit formula described above.

If a participant takes early retirement and begins receiving pension payments before his or her normal retirement date, the monthly pension benefit will be determined under the normal retirement formula, but will be reduced by (i) 5/9ths of 1% for each of the first 60 months that benefits begin before the normal retirement date, plus (ii) 5/18ths of 1% for each of the next 60 months that benefits begin before the normal retirement date, plus (iii) .345% for each of the next 12 months that benefits begin before the normal retirement date, plus (iv) .3108% for each of the next 12 months that benefits begin before the normal retirement date. Different reduction factors apply to the minimum benefit formula.

Forms of Payment. In general, Pension Plan benefits are paid as a stream of monthly benefits, referred to as an annuity (the only exception is that benefits with a present value of $5,000 or less are automatically paid in a lump sum following termination of employment). The normal form of payment for an unmarried participant is a “single life annuity” that pays monthly benefits to the participant for his or her life only. The normal form of payment for a married participant is a “qualified joint and survivor annuity” that pays monthly benefits to the participant for life, and, after the participant’s death, pays monthly benefits to the participant’s surviving spouse in an amount equal to 50% of the monthly amount payable during the participant’s lifetime. The Pension Plan also permits a participant to elect from among several optional forms of annuity payment that are of equivalent actuarial value to the normal form of payment.

Even though the Named Officers who participate in the Pension Plan cannot receive a lump sum distribution from the Pension Plan, the pension benefit table is required to show a present value for each individual’s accumulated Pension Plan benefit payable at normal retirement age. That present value was calculated by using an annual interest rate of 5.67% and the Pri-2012 Private Retirement Plans Mortality Table projected generationally using scale MP-2021. Mr. Howells is currently retirement eligible under the terms of this plan.

Supplemental Pension Plan

Introduction. The MSA Supplemental Pension Plan is a nonqualified retirement plan that provides plan participants with pension benefits that they would have received under the Pension Plan except for certain limitations imposed by Federal law, including the limitation on compensation that can be taken into account.

Benefits at Normal Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who begins receiving benefits on his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan on the normal retirement date if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefit payments, and (ii) the amount that is actually payable to the participant under the Pension Plan.

Benefits at Early Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who is eligible for early retirement under the Pension Plan and who begins receiving benefits under the Pension Plan before his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefits, and (ii) the amount that is actually payable to the participant under the Pension Plan.

Forms of Payment. Benefits payable under the Supplemental Pension Plan are generally payable in the same form that the participant’s benefits are payable under the Pension Plan. However, in the event of a vested participant’s termination within a two-year period after a corporate change in control (as defined in the Supplemental Pension Plan), the participant will receive a lump sum payment that is actuarially equivalent to the participant’s Supplemental Pension Plan benefit.

Even though the Named Officers who participate in the Supplemental Pension Plan are not eligible to receive a lump sum unless a change in control occurs, the pension benefit table is required to show a present value at December 31, 2025 for each individual’s accumulated Supplemental Pension Plan benefit. That present value was calculated using an annual interest rate of 5.47% and the Pri-2012 Private Retirement Plans Mortality Table projected generationally using scale MP-2021 with white collar adjustment. This plan was closed to new entrants after December 31, 2012. Mr. Blanco and Mr. Howells are participants of this plan, and Mr. Howells is retirement eligible under the terms of this plan.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
36

2025 NONQUALIFIED DEFERRED COMPENSATION

The following table provides information concerning deferrals by the Named Officers of their earned compensation under the Company’s nonqualified deferred compensation plans:

Name	Executive Contributions in 2025(1)	Company Contributions in 2025(2)	Aggregate Earnings in 2025(3)	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/2025(4)

Steven C. Blanco	$ 62,520	$ 62,520	$171,514	$ —	$1,062,858

Julie A. Beck	$ —	$ —	$ —	$ —	$ —

Stephanie L. Sciullo	$ 27,364	$ 27,364	$ 80,688	$ —	$ 545,107

David J. Howells	$ —	$ —	$ —	$ —	$ —

Richard W. Roda	$ 17,765	$ 17,765	$ 11,551	$ —	$ 139,055

Elyse L. Brody	$ 10,031	$ 10,031	$ 927	$ —	$ 20,989

Lee B. McChesney	$ 9,913	$ 9,913	$ 17,999	$ (141,503)	$ —

(1)	These amounts are included in the amounts reported in the Summary Compensation Table as salary or non-equity incentive plan compensation, as applicable.
(2)	These amounts are included in the amounts reported in the Summary Compensation Table under “Other Compensation.”
(3)

The above table reflects the Company’s Supplemental Retirement Savings Plan. Earnings on deferred compensation under the Supplemental Retirement Savings Plan are not above market or preferential and are therefore not included in the Summary Compensation Table. Participants elect to have their accounts treated as if invested in one or more of a selection of publicly available mutual funds similar to those available under the Company’s Retirement Savings Plan, a qualified 401(k) plan. Accounts are credited with earnings or losses based on the investment results of the funds selected. See Supplemental Retirement Savings Plan discussion immediately below for further information.

(4)

Of the balances shown, the following amounts represent executive and Company contributions which either were reported in the Summary Compensation Table in the year of the contribution or would have been so reported had the individual been a Named Officer for that year: Mr. Blanco, $631,551; Ms. Beck, $0; Ms. Sciullo, $370,307; Mr. Howells, $0; Mr. Roda, $79,229; Ms. Brody. $20,062; and Mr. McChesney, $120,209. The remainder represents non-preferential market earnings not reportable in the Summary Compensation Table.

Supplemental Retirement Savings Plan

For the Named Officers, the amounts shown in the Nonqualified Deferred Compensation table relate to the MSA 2005 Supplemental Retirement Savings Plan (SSP). The SSP permits the Named Officers and other eligible employees to defer compensation in excess of the limits imposed by the Internal Revenue Code on employee contributions to the Company’s Retirement Savings Plan (RSP), a qualified 401(k) Plan. The Company matches 100% of the first 5% of employee contributions, whether contributed to the RSP or deferred under the SSP. Participant contributions are vested at all times. Company matching contributions vest upon completion of two years of service, or earlier upon death, attainment of age 65 or a change in control.

Compensation eligible for deferral under the SSP includes salary, annual incentive bonus and other cash remuneration for services rendered. There are certain limits on the percentage of eligible compensation that a participant may defer. Participants may elect to have their SSP accounts treated as if invested in one or more of a selection of publicly available mutual funds similar to those available under the RSP. Accounts are credited with earnings or losses based on the investment results of the funds selected. Participants may change their investment elections, for either new contributions and/or for existing balances, at any time.

Distribution options under the SSP vary depending upon the year in which compensation was deferred. For amounts deferred, the participant elects a date for the commencement of distributions, which for subsequent distribution elections in 2005 and thereafter must be at least five years later than the original distribution date. Absent such an election, distributions commence upon the first day of the seventh month following termination of employment. Distributions are made either in a lump sum or in up to 15 annual installments, as elected by the participant. The timing of participant elections, both as to deferrals and as to distributions, is restricted in accordance with Internal Revenue Service requirements.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
37

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The tables below show the payments and benefits to which each Named Officer would have been entitled under the Company’s plans and agreements if the officer’s employment had terminated on December 31, 2025, for the reasons indicated in the tables, exclusive of any potential application of local law statutory severance requirements. In addition to severance amounts payable in certain circumstances under the plan and agreements described following the tables, the amounts shown in the tables include compensation and retirement and other benefits previously earned through service by the Named Officer as described above. Lee B. McChesney voluntarily terminated his employment on March 22, 2025 and received no benefits that would have to be disclosed in a table below.

Steven C. Blanco

The following table shows the payments and benefits to which Steven C. Blanco would have been entitled under the Company’s plans and agreements if his employment had terminated on December 31, 2025, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$ —	$310,577	$—	$—	$3,382,403

Disability Income(2)	$—	$ —	$—	$—	$1,587,955	$—

Earned award under non-equity incentive plans(3)	$772,825	$ —	$772,825	$772,825	$772,825	$772,825

Equity(4)
Restricted Stock	$—	$ —	$—	$1,708,374	$1,708,374	$1,708,374
Unexercisable Options	$—	$ —	$—	$—	$—	$—
Performance Award	$—	$ —	$—	$5,800,912	$5,800,912	$5,800,912
Other Benefits
Health & Welfare(5)	$—	$ —	$—	$58,102	$38,200	$38,200
Insurance benefits(6)	$—	$ —	$—	$50,000	$—	$—
Outplacement assistance	$—	$ —	$25,000	$—	$—	$25,000

Total	$772,825	$ —	$1,108,402	$8,390,213	$9,908,266	$11,727,714

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2025. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan and the 2023 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
38

Julie A. Beck

The following table shows the payments and benefits to which Julie A. Beck would have been entitled under the Company’s plans and agreements if her employment had terminated on December 31, 2025, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$ —	$48,462	$—	$—	$1,260,000

Disability Income(2)	$—	$ —	$—	$—	$823,608	$—

Earned award under non-equity incentive plans(3)	$146,064	$ —	$146,064	$146,064	$146,064	$146,064

Equity(4)
Restricted Stock	$—	$ —	$—	$234,604	$234,604	$234,604
Unexercisable Options	$—	$ —	$—	$—	$—	$—
Performance Award	$—	$ —	$—	$—	$—	$—
Other Benefits
Health & Welfare(5)	$—	$ —	$—	$—	$—	$—
Insurance benefits(6)	$—	$ —	$—	$50,000	$—	$—
Outplacement assistance	$—	$ —	$25,000	$—	$—	$25,000

Total	$146,064	$ —	$219,526	$430,668	$1,204,276	$1,665,668

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2025. Under the terms of the 2023 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
39

Stephanie L. Sciullo

The following table shows the payments and benefits to which Stephanie L. Sciullo would have been entitled under the Company’s plans and agreements if her employment had terminated on December 31, 2025, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$208,367	$—	$—	$2,073,370

Disability Income(2)	$—	$—	$—	$—	$4,216,691	$—

Earned award under non-equity incentive plans(3)	$308,501	$—	$308,501	$308,501	$308,501	$308,501

Equity(4)
Restricted Stock	$—	$—	$—	$654,812	$654,812	$654,812
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$1,528,216	$1,528,216	$1,528,216

Other Benefits
Health & Welfare(5)	$—	$—	$—	$—	$17,702	$17,702
Insurance benefits(6)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$308,501	$—	$541,868	$2,541,529	$6,725,922	$4,607,601

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2025. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan and the 2023 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
40

David J. Howells

The following table shows the payments and benefits to which David J. Howells would have been entitled under the Company’s plans and agreements if his employment had terminated on December 31, 2025, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$489,250	$—	$—	$1,477,251

Disability Income(2)	$—	$—	$—	$—	$211,534	$—

Earned award under non-equity incentive plans(3)	$278,603	$—	$278,603	$278,603	$278,603	$278,603

Equity(4)
Restricted Stock	$288,733	$—	$288,733	$288,733	$288,733	$288,733
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$646,006	$—	$646,006	$646,006	$646,006	$646,006
Other Benefits
Health & Welfare(5)	$—	$—	$—	$—	$—	$—
Insurance benefits(6)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$1,213,342	$—	$1,727,592	$1,263,342	$1,424,876	$2,715,593

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2025. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan and the 2023 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan. At December 31, 2025, Mr. Howells was eligible to retire under the Company’s pension plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
41

Richard W. Roda

The following table shows the payments and benefits to which Richard W. Roda would have been entitled under the Company’s plans and agreements if his employment had terminated on December 31, 2025, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$ —	$—	$457,920	$—	$—	$1,527,779

Disability Income(2)	$ —	$—	$—	$—	$2,308,077	$—

Earned award under non-equity incentive plans(3)	$223,511	$—	$223,511	$223,511	$223,511	$223,511

Equity(4)
Restricted Stock	$ —	$—	$—	$451,755	$451,755	$451,755
Unexercisable Options	$ —	$—	$—	$—	$—	$—
Performance Award	$ —	$—	$—	$838,653	$838,653	$838,653
Other Benefits
Health & Welfare(5)	$ —	$—	$—	$98,864	$30,811	$30,811
Insurance benefits(6)	$ —	$—	$—	$50,000	$—	$—
Outplacement assistance	$ —	$—	$25,000	$—	$—	$25,000

Total	$223,511	$—	$706,431	$1,662,783	$3,852,807	$3,097,509

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2025. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan and the 2023 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
42

Elyse L. Brody

The following table shows the payments and benefits to which Elyse L. Brody would have been entitled under the Company’s plans and agreements if her employment had terminated on December 31, 2025, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$96,900	$—	$—	$626,811

Disability Income(2)	$—	$—	$—	$—	$2,462,319	$—

Earned award under non-equity incentive plans(3)	$84,392	$—	$84,392	$84,392	$84,392	$84,392

Equity(4)
Restricted Stock	$—	$—	$—	$395,867	$395,867	$395,867
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$138,201	$138,201	$138,201
Other Benefits
Health & Welfare(5)	$—	$—	$—	$—	$13,210	$13,210
Insurance benefits(6)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$84,392	$—	$206,292	$668,460	$3,093,989	$1,283,481

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2025. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan and the 2023 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 18 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2026 PROXY STATEMENT

COMPENSATION TABLES
43

Salaried Severance Pay Plan

The Company has a severance plan which is available generally to U.S. salaried employees and which does not discriminate in scope, terms or operation in favor of executive officers. Under this plan, an employee whose employment is involuntarily terminated without cause is entitled to a lump sum separation payment in an amount ranging from four weeks’ base salary for an employee with less than one year of continuous service to 52 weeks’ base salary for employees with 21 or more years of continuous service. The cash severance amount shown under “termination without cause” in the tables above is the amount to which the Named Officer would have been entitled under this plan had their employment been terminated without cause on December 31, 2025. A Named Officer would not receive payments under this plan if the termination qualified for severance benefits under the change in control severance agreements described below.

Change in Control Severance Agreements

The Company has entered into agreements with each of the Named Officers, the stated purpose of which is to encourage the officers’ continued attention and dedication to their duties without distraction in the event of an actual or potential change in control of the Company. In the agreements, the officers agree that if a potential change in control, as defined in the agreements, occurs, the officers will remain in the employment of the Company for at least six months or until an actual change in control occurs, unless employment is sooner terminated by the executive for good reason, as defined in the agreement, or due to death, disability or retirement, or by the Company. In return, the agreements provide that if within two years after a change in control, as defined in the agreement, the officer’s employment is terminated by the Company without cause, as defined in the agreement, or the officer terminates their employment for good reason, as defined in the agreement, the officer will be entitled to receive:

•

a lump sum payment equal to up to two times the sum of (i) the officer’s annual salary, plus (ii) the average annual bonus paid to the officer for the preceding two years for Messrs. Blanco, Howells, Roda and Mses. Sciullo and Beck;

•	a lump sum payment equal to up to 1.5 times the sum of (i) the officer’s annual salary, plus (ii) the average annual bonus paid to the officer for the preceding two years for Ms. Brody; and

•

continuation for up to 24 months of medical, dental, accident and life insurance benefits for Messrs. Blanco, Howells, Roda and Mses. Sciullo and Beck; continuation for up to 18 months of medical, dental, accident and life insurance benefits for Ms. Brody.

The Company does not “gross-up” the benefits payable to officers for excise taxes. Instead, the benefits payable under the agreements are limited to the amount that can be paid without triggering any excise tax or rendering any amounts non-deductible under the Internal Revenue Code. The limitation would not apply if the reduced benefit is less than the unreduced benefit after payment of any excise tax.

The “change in control termination” column in the tables above shows the amounts of the payments and benefits each Named Officer would have received under the Company’s plans and agreements if a qualifying termination of employment following a change in control had occurred as of December 31, 2025.

MSA 2026 PROXY STATEMENT

44

Pay Ratio Disclosure

We are providing the following information, as required by Item 402(u) of Regulation S-K:

For 2025, our last completed fiscal year:

•	the median of the annual total compensation of all our employees (other than Steven C. Blanco, Chief Executive Officer) was $72,980; and

•	the annual total compensation of Steven C. Blanco, Chief Executive Officer, based on the Summary Compensation Table and adjusted as described below, was $6,449,608.

Based on this information, the estimated ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees is approximately 88 to 1, which is a reasonable estimate that has been calculated in a manner consistent with the rules adopted by the SEC and is based on our records and the methodology described below.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, the methodology and material assumptions, adjustments and estimates used to identify the median and determine annual total compensation (or any elements of annual total compensation) were as follows:

1.	As of December 31, 2025, our employee population consisted of approximately 5,000 individuals working at our parent company and consolidated subsidiaries.

2.

To find the median of the annual total compensation of all our employees (other than our Chief Executive Officer), we gathered year-to-date compensation data, through December 31, 2025 for all individuals employed on December 31, 2025.

a)

We used cash compensation paid during the period January 1, 2025 through December 31, 2025 including: base pay, overtime pay, sales incentive pay and bonus incentive pay as the consistently applied compensation measure by which to determine the median employee.

b)	In performing this calculation, we did not annualize the compensation of any employees who did not work for the Company or its consolidated subsidiaries for the entire fiscal year.

c)	We did not make any cost-of-living adjustments in identifying the median employee.

3.

Using this methodology, we determined that our median employee was a full-time hourly production employee located at our Cranberry Township, Pennsylvania manufacturing facility with wages, bonus and overtime pay for the 12-month period ending December 31, 2025 in the amount of $56,357.

With respect to our median employee, we then identified and calculated the elements of such employee’s compensation for fiscal 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation in the amount of $57,027. The difference between such employee’s wages, overtime pay and bonus incentive pay and the employee’s annual total compensation represents the estimated value of such employee’s other compensation, including company matching contributions to the MSA Retirement Savings Plan and Company contributions to the medical insurance premium of $15,953.

With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the 2025 Summary Compensation Table included in this Proxy Statement, with the addition of Company paid contributions to health and welfare plans to the “All Other Compensation” field.

CEO PAY RATIO

Person	Year	Salary	Overtime	Stock Awards	Stock Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total	MSA Pay Ratio

CEO Steven C. Blanco	2025	$937,308	$ —	$4,117,500	$—	$772,825	$493,862	$128,113	$6,449,608

Cranberry Township, Production Employee	2025	$52,166	$3,047	$—	$—	$ 1,144	$ 670	$ 15,953	$72,980	88 : 1

MSA 2026 PROXY STATEMENT

45

Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K,
we provide the following disclosure regarding executive compensation and Company performance for the years listed below. For further information concerning the Company’s variable pay-for-performance
philosophy and how the Company aligns executive compensation with the Company’s performance, refer to Executive Compensation – Compensation Discussion and Analysis. The Compensation and Talent Management Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For a reconciliation of non-GAAP
financial measures to the comparable GAAP measures, see pages 27 to 30 of the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025.

Year	Summary Compensation Table Total for PEO Blanco (1)	Compensation Actually Paid to PEO Blanco (2)(3)	Summary Compensation Table Total for PEO Vartanian (1)	Compensation Actually Paid to PEO Vartanian (2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)(3)	Value of Initial Fixed $100 Investment Based on: (4)		Net Income ($MM)	Company Selected Measure - Sales Revenue ($MM) (5)
							Total Shareholder Return	Peer Group Total Shareholder Return

2025	$6,430,363	$5,630,654			$1,397,518	$ 434,597	$113.87	$191.48	$278.9	$1,874.8

2024	$4,242,990	$3,218,826	$ 6,283,354	$ 3,275,322	$1,729,637	$1,209,721	$116.36	$169.56	$285.0	$1,808.1

2023			$10,008,650	$19,833,362	$2,356,648	$3,683,003	$117.21	$149.41	$ 58.6	$1,787.6

2022			$ 6,168,869	$ 9,224,256	$1,360,803	$1,079,894	$98.91	$113.68	$179.6	$1,528.0

2021			$ 6,794,020	$ 7,535,588	$1,560,785	$1,795,350	$102.15	$128.45	$ 21.3	$1,400.2
Equity values are calculated in accordance with FASB ASC Topic 718. The following types of equity award adjustments were not applicable to Company equity awards, as such events did not occur: (i) adjustments for awards that are granted and vest in the same covered year, and (ii) adjustments for the dollar value of any dividends or other earnings paid on stock awards in the covered year prior to the vesting date that are not otherwise included in the total compensation for the covered year. There were no adjustments required for prior pension service cost (which is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered year that are attributed by the benefit formula to services rendered in periods prior to the amendment).

1
The amounts reflect the Summary Compensation Table total compensation figures for Steven C. Blanco, our principal executive officer (“PEO”), beginning on May 10, 2024 and for Nishan J. Vartanian, our PEO for each of the years listed until May 10, 2024. The
Non-PEO
NEOs for whom the Summary Compensation Table total average compensation is presented are: for 2025, Julie A. Beck, Stephanie L. Sciullo, David J. Howells, Richard W. Roda, Elyse L. Brody, and Lee B. McChesney; for 2024, Lee B. McChesney, Stephanie L. Sciullo, David J. Howells, Richard W. Roda, and Bob W. Leenen; for 2023, Lee B. McChesney, Steven C. Blanco, Bob W. Leenen and Stephanie L. Sciullo; for 2022, Lee B. McChesney, Jonathan D. Buck, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen and Stephanie L. Sciullo; and for 2021, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen and Stephanie L. Sciullo.

2
The amounts shown for Compensation Actually Paid to our PEO and Average Compensation Actually Paid to
Non-PEO
NEOs have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually realized or received by such persons. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

3
Compensation Actually Paid reflects the exclusions and inclusions from the Summary Compensation Table total for our PEO and
Non-PEO
NEOs as set forth below. Amounts excluded, which are set forth in the “Exclusion of Stock Awards, Forfeited Awards and Change in Pension Value” columns in each of the PEO Compensation Actually Paid and the
Non-PEO
NEOs Compensation Actually Paid tables below in this footnote (3), are the aggregate of the amounts shown in the “Stock Awards” and “Change in Pension Value” columns from the Summary Compensation Table. Amounts included, which are set forth in the “Inclusion of Equity Award Adjustments and Pension Service Cost” columns in each of such tables below in this footnote (3), are the aggregate of the following components:

i.	Add the fair value as of the end of the year of unvested equity awards granted in that year;
ii.
Add the change in fair value (if positive, or subtract if negative) as of the end of the year (from the end of the prior year) of equity awards granted in prior years that remained outstanding and unvested at the end of the year;

iii.
Add the change in fair value (if positive, or subtract if negative) as of the vesting date during the year (from the end of the prior year) of equity awards granted in prior years that vested during that year;

iv.	Subtract the fair value at the end of the prior year for awards granted in prior years that forfeited or failed to meet applicable vesting conditions during the covered year; and
v.
Add the pension service cost (which is calculated as the actuarial present value of each NEO’s benefit under all plans reported in the “Changes to Pension Value” in the Summary Compensation Table, attributable to services rendered during the covered year).

MSA 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
46

PEO Compensation Actually Paid

Year	Summary Compensation Table Total for PEO	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs(a)	Compensation Actually Paid to PEO

		Blanco

2025	$ 6,430,363	$4,611,362	$ 3,811,653	$ 5,630,654

2024	$ 4,242,990	$2,705,195	$ 1,681,031	$ 3,218,826

		Vartanian

2024	$ 6,283,354	$3,349,724	$ 341,692	$ 3,275,322

2023	$10,008,650	$6,690,112	$16,514,824	$19,833,362

2022	$ 6,168,869	$3,919,131	$ 6,974,518	$ 9,224,256

2021	$ 6,794,020	$4,870,016	$ 5,611,584	$ 7,535,588

(a)	The components of the amounts shown in this column for our PEO are set forth in the table below:
PEO Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards Unvested in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date		Total Value as of the End of the Prior Year of Forfeited Awards in Applicable Year		Total Equity Award Adjustments (total of prior four columns)	Pension Service Costs	Total Equity Award Adjustments and Pension Service Costs
	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs

Blanco

2025	$822,319	$3,046,422	$(31,151)	$ (106,898)	$ (8,612)	$ (75,755)	$—	$—	$ 3,646,324	$165,329	$3,811,653

2024	$448,739	$2,435,765	$(12,035)	$(1,409,073)	$ 13,467	$ 93,759	$—	$—	$ 1,570,623	$110,408	$1,681,031

Vartanian

2024	$—	$—	$ —	$ (434,964)	$ —	$ 605,764	$—	$—	$ 170,800	$170,892	$341,692

2023	$—	$11,399,062	$ —	$ 5,154,764	$ —	$(164,194)	$—	$—	$16,389,632	$125,192	$16,514,824

2022	$—	$6,224,623	$ —	$ 1,023,544	$(127,202)	$(326,530)	$—	$—	$ 6,794,435	$180,083	$6,974,518

2021	$—	$4,224,222	$ 8,947	$ 991,025	$ —	$ 176,781	$—	$—	$ 5,400,976	$210,608	$5,611,584

*	The change in value for each award is measured from the value at the end of the prior year.
Non-PEO
NEOs Compensation Actually Paid

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs(a)	Average Compensation Actually Paid to Non-PEO NEOs

2025	$1,397,518	$743,972	$ (218,949)	$ 434,597

2024	$1,729,637	$610,693	$ 90,778	$1,209,721

2023	$2,356,648	$955,099	$2,281,454	$3,683,003

2022	$1,360,803	$720,857	$ 439,948	$1,079,894

2021	$1,560,785	$723,667	$ 958,232	$1,795,350

(a)	The components of the amounts shown in this column for our Non-PEO NEOs are set forth in the table below:

MSA 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
47

Average of
Non-PEO
NEOs Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards Unvested in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date		Total Value as of the End of the Prior Year of Forfeited Awards in Applicable Year		Total Equity Award Adjustments (total of prior four columns)	Pension Service Costs	Total Equity Award Adjustments and Pension Service Costs
	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs

2025	$178,022	$229,100	$(5,611)	$(16,322)	$4,178	$(10,238)	$(124,328)	$(485,264)	$ (230,463)	$11,514	$(218,949)

2024	$152,475	$452,559	$(9,815)	$(180,709)	$7,783	$23,503	$(66,992)	$(320,213)	$ 58,592	$32,186	$90,778

2023	$333,524	$1,410,147	$85,476	$420,864	$(4,384)	$(11,282)	$—	$—	$2,234,346	$47,108	$2,281,454

2022	$326,590	$358,040	$(6,523)	$50,007	$(14,545)	$(30,849)	$(61,567)	$(246,302)	$ 374,852	$65,096	$439,948

2021	$130,392	$556,774	$3,027	$110,715	$13,552	$48,418	$—	$—	$ 862,876	$95,356	$958,232

*	The change in value for each award is measured from the value at the end of the prior year.

4
This column shows TSR and peer group TSR on a cumulative basis for each year of the five-year period from 2021 through 2025. For purposes of this disclosure, the peer group is the S&P Midcap 400 Industrials Market Index. Dollar values assume $100 was invested for the cumulative period from December 31, 2020 through December 31, 2025, in either the Company or the S&P Midcap 400 Industrials Market Index, and reinvestment of the pre-tax
value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.

5
We determined sales revenue to be the “most important” financial performance measure used to link performance to Compensation Actually Paid to our PEO and Average Compensation Actually Paid to
Non-PEO
NEOs in 2025, in accordance with Item 402(v) of Regulation
S-K.

Relationship Among Compensation Actually Paid, Company Cumulative TSR, and Peer Group Cumulative TSR
The following chart sets forth the relationship among Compensation Actually Paid to our PEO, the average Compensation Actually Paid to Non-PEO NEOs, the Company’s cumulative TSR, and the TSR for the S&P Midcap 400 Industrials Market Index (the peer group for purposes of this disclosure) for each year of the five-year period from 2021 through 2025)
Note: In the next three charts, the term “CAP” means Compensation Actually Paid

PEO and Average Non-PEO NEOs CAP
Versus Company TSR and S&P Midcap 400 Industrials TSR, 2021-2025
Compensation Actually Paid ($MM)
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$250
$200
$150
$100
$50
$-
$7.536
$1.795
$9.224
$1.080
$19.833
$3.683
$3.219
$3.275
$1.210
$5.631
$0.435
$128
$114
$149
$170
$191
$102
$99
$117
$116
$114
Dec. 31, 2021
Dec. 31, 2022
Dec. 31, 2023
Dec. 31, 2024
Dec. 31, 2025
PEO CAP- Blanco
PEO CAP- Vartanian
Average Non-PEO NEOs CAP
MSA TSR
S&P Midcap 400 Industrials TSR

MSA 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
48

Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to
Non-PEO
NEOs and our net income for each year of the five-year period from 2021 through 2025.

Relationship Between Compensation Actually Paid and Sales Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to
Non-PEO
NEOs and our sales revenue for each year of the five-year period from 2021 through 2025.

MSA 2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE
49

2025 Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and
Non-PEO
NEOs in 2025 to Company performance. The measures in this table are not ranked.

Sales Revenue

Revenue Growth (3-Year Revenue Compound Annual Growth Rate (CAGR))

Adjusted EBITDA Margin

Working Capital as a Percentage of Sales

Total Shareholder Return against Proxy Peer Group (as disclosed in the Compensation Discussion and Analysis)

MSA 2026 PROXY STATEMENT

50

Audit Committee Report

The Audit Committee of the Board of Directors (for purposes of this Audit Committee report, the “Committee”) assists the Board in fulfilling its oversight responsibilities relating to, among other things, the quality and integrity of the Company’s financial reports and quarterly and annual financial statements. The Committee operates pursuant to a written charter which was approved by the Board and is available in the Corporate Governance section of the Company’s website at www.MSAsafety.com. The Committee is comprised of three directors, each of whom is independent in accordance with the listing standards of the New York Stock Exchange and Securities and Exchange Commission Rule 10A-3. The Board has determined that directors Pearse and Sperry, each a member of the Committee, are each an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

The Committee is responsible for the appointment, compensation, and oversight of the Company’s external auditors, which for 2025 was Ernst & Young LLP (“EY”), an independent registered public accounting firm, as well as for the selection of the lead audit partner. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion based on the audit as to whether the Company’s audited financial statements fairly present the Company’s consolidated financial position, results of operation and cash flows in conformity with generally accepted accounting principles. The Committee received regular status update reports from EY on the overall scope and plan of its audit and discussed the key risk factors identified. The Committee performed an evaluation of EY performance and independence. Based on this assessment, and other factors, the Committee determined that its choice of external auditor is in the best interests of the Company and its shareholders.

The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and the adequacy of its internal controls. The Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2025, and has discussed the financial statements with management and with EY. The Committee has received from EY written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and has discussed those matters with EY. The Committee has also received from EY the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EY its independence. In performance of its oversight function, the Committee also monitored Company management’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 by discussing with management and EY (i) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025 (“Management’s Assessment”); and (ii) EY’s opinion of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2025.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee as referred to in this report and described in the Committee’s charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

The foregoing report was submitted by the Audit Committee of the Board of Directors.

Diane M. Pearse

Sandra L. Phillips

William R. Sperry, Chair

MSA 2026 PROXY STATEMENT

51

Stock Ownership

Under regulations of the Securities and Exchange Commission, a person is considered the “beneficial owner” of a security if the person has or shares with others the power to vote the security (voting power) or the power to dispose of the security (investment power). In the tables which follow, “beneficial ownership” of the Company’s stock is determined in accordance with these regulations and does not necessarily indicate that the person listed as a “beneficial owner” has an economic interest in the shares indicated as “beneficially owned.”

BENEFICIAL OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information regarding the amount and nature of beneficial ownership of the Company’s Common Stock and 4 1/2% Cumulative Preferred Stock as of February 13, 2026, by each director and Named Officer and by all directors and current executive officers as a group. Except as otherwise indicated in the footnotes to the table, the person named or a member of the group has sole voting and investment power with respect to the shares listed.

	Common Stock					4 1/2% Cumulative Preferred Stock
	Amount and Nature of Beneficial Ownership			Total Common Stock		Amount and Nature of Beneficial Ownership	Percent of Class
	Non-Trust Shares(1)		Trust Shares(2)		Percent of Class(1)

Robert A. Bruggeworth	909		36,648	37,557	—	—	—

Gregory B. Jordan	1,520		—	1,520	—	—	—

William M. Lambert	34,727	(3)	—	34,727	—	—	—

Diane M. Pearse	35,850		—	35,850	—	—	—

Sandra L. Phillips	6,316		—	6,316	—	—	—

Luca Savi	—		—	—	—	—	—

William R. Sperry	7,268		—	7,268	—	—	—

Nishan J. Vartanian	95,096	(3)	—	95,096	—	—	—

Steven C. Blanco	32,292		—	32,292	—	—	—

Julie A. Beck	—		—	—	—	—	—

Stephanie L. Sciullo	12,517		—	12,517	—	—	—

David J. Howells	6,100		—	6,100	—	—	—

Richard W. Roda	7,770		—	7,770	—	—	—

Elyse L. Brody(4)	775		—	775	—	—	—

Lee B. McChesney(5)	360		—	360	—	—	—

All executive officers and directors as a group (13 persons)	241,500	(3)	36,648	278,148	0.7%	—	—%

(1)

The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class include the following shares of Common Stock which may be acquired within 60 days upon the vesting of restricted stock units granted under the Management Equity Plans: Mr. Blanco, 11,571 shares; Ms. Sciullo, 7,523 shares; Mr. Howells, 1,555 shares; Mr. Roda, 1,800 shares; Mr. Vartanian, 60,786 shares; Ms. Brody, 700 shares, and all directors and executive officers as a group, 83,235 shares. The number of shares of Common Stock beneficially owned also includes the following restricted shares awarded under the Company’s Director Equity Plans, as to which such persons have voting power only: Mr. Bruggeworth, Mr. Lambert, and Mr. Sperry, each with 909 shares; and all directors and executive officers as a group, 2,727 shares. Only percentages of 1% or greater are shown. The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class do not include the following shares of Common Stock which may be acquired upon the vesting, and the termination of deferral, of restricted stock units granted to a director (along with shares of Common Stock for related dividend equivalent rights), based upon the director’s decision to defer the receipt of shares awarded under the Company’s Director Equity Plans: Mr. Jordan and Ms. Pearse, each with 5,882 shares; Ms. Phillips, 1,715 shares; and Mr. Savi, 4,526 shares.

(2)

The shares in this column are those as to which the director or officer holds voting and/or investment power as a fiduciary or otherwise under the terms of a trust instrument. In certain cases, the director or officer is also among the beneficiaries of the trust.

(3)

The amounts shown for the following persons do not include shares of Common Stock held by their spouses: Mr. Lambert, 53,750 shares (40,250 shares of which are in a trust); and Mr. Vartanian, 1,190 shares.

(4)	Ms. Brody was a Named Officer in 2025 during her role as Interim Chief Financial Officer. She is not a current executive officer.
(5)	Mr. McChesney was a Named Officer in 2025 but is no longer employed by the Company. Share total is based on information provided by Mr. McChesney.

MSA 2026 PROXY STATEMENT

STOCK OWNERSHIP
52

5% BENEFICIAL OWNERS

As of February 13, 2026, to the Company’s knowledge, three persons or entities beneficially owned more than 5% of the Company’s Common Stock. The following table sets forth the beneficial ownership of the other 5% beneficial owners, based upon information provided by such persons. The date of their ownership is as indicated in the footnotes to the table:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,826,135	(1)	9.7	%(1)

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,186,600	(2)	8.1	%(2)

John T. Ryan III c/o MSA Safety Incorporated 1000 Cranberry Woods Drive Cranberry Township, PA 16066	2,021,586	(3)	5.2	%(3)

(1)

As reported on Schedule 13G filed February 13, 2024, as of December 29, 2023, The Vanguard Group and its subsidiaries have shared voting power over 13,829 shares and have sole investment power over 3,772,709 shares and shared investment power over 53,426 shares.

(2)

As reported on Schedule 13G filed January 25, 2024, as of December 31, 2023, BlackRock, Inc. and its subsidiaries have sole voting power over 3,112,946 shares, and sole investment power over 3,186,600 shares.

(3)

Includes shares beneficially owned in either an individual capacity or a fiduciary capacity as a co-trustee, and by spouse. Mr. Ryan holds sole voting and dispositive power with respect to 906,108 shares, and shared voting and dispositive power with respect to 1,115,478 shares, of our common stock. Mr. Ryan also holds 187 shares of our 4 1⁄2 Cumulative Preferred Stock, which is 1.02% of such class.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and officers of the Company and beneficial owners of more than 10% of its Common Stock file reports with the SEC with respect to changes in their beneficial ownership of equity securities of the Company. Based solely upon a review of the copies of such reports furnished to the Company and written representations by certain persons that reports on Form 5 were not required, only Mr. Nishan J. Vartanian had one late Form 4 filing, reporting an acquisition of common stock and disposition of common stock for tax withholding.

MSA 2026 PROXY STATEMENT

53

PROPOSAL NO. 2

Selection of Independent Registered Public Accounting Firm

Because of the importance to the shareholders of having the Company’s financial statements audited by an independent registered public accounting firm, it is the opinion of the Board that the selection of the independent registered public accounting firm should be submitted to the shareholders. The Board of Directors and its Audit Committee recommend that the shareholders approve the selection of the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Ernst & Young LLP has advised the Company that neither the firm nor any of its partners has any direct or material indirect financial interest in the Company or any of its subsidiaries.

The following table provides a summary of the Company’s fees paid for the services of its auditor, Ernst & Young LLP.

	2025	2024

Audit Fees	$3,769,000	$3,674,000

Audit-related Fees(1)	$—	$47,500

Tax Fees	$—	$222,000

All Other Fees	$—	$—

(1)	Audit-related fees pertained to statutory filing matters and transfer pricing services.

The charter of the Audit Committee requires that the Audit Committee approve in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. All services provided by the independent registered public accounting firm were pre-approved by the Audit Committee pursuant to the pre-approval policy.

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board of Directors and the Audit Committee recommend that you vote FOR the selection of Ernst & Young LLP as the independent registered public accounting firm. Properly submitted proxies which are timely received will be so voted, unless otherwise directed thereon. It is expected that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. See Proposal No. 1 above, “Election of Directors,” for information concerning the Audit Committee of the Board.

Approval of this proposal requires the affirmative vote of a majority of the votes cast (which excludes abstentions and failures to vote (e.g., broker non-votes)) by the holders of Common Stock present and voting at the meeting or by proxy, with a quorum of a majority of the outstanding shares of Common Stock being present or represented at the Annual Meeting. In the event the proposal is not approved, the Board will treat this as a recommendation to consider another independent registered public accounting firm for 2027.

MSA 2026 PROXY STATEMENT

54

PROPOSAL NO. 3

Advisory Vote to Approve Executive Compensation

As described in the Compensation Discussion and Analysis and summarized in the “Executive Summary” thereto, the Compensation and Talent Management Committee of the Board has developed an executive compensation program designed to pay for performance and to align the long-term interests of our named executive officers with the long-term interests of our shareholders. The Company is presenting the following “Say on Pay” proposal, which gives shareholders the opportunity to endorse or not endorse the Company’s compensation program for Named Officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934. While the Board intends to carefully consider the shareholder vote and feedback from this proposal, such vote will not be binding on the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. The Board and the Compensation and Talent Management Committee will take into account the outcome when considering future executive compensation arrangements. The Board and management are committed to our shareholders and understand that it is useful and appropriate to obtain the views of our shareholders when considering the design and initiation of executive compensation programs. At our 2023 annual meeting of shareholders, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Following that vote, the Board determined that the Say on Pay vote will be conducted annually and we currently expect to hold the next advisory vote on the compensation paid to the Company’s Named Officers at our 2027 Annual Meeting. In 2025, the shareholders voted in favor of the Company’s compensation program for Named Officers, with 97.2% of the votes cast by shareholders voting FOR the proposal. The Board and Compensation and Talent Management Committee took this vote into consideration in designing the compensation program for 2026. Please see the Compensation Discussion and Analysis above for further details.

RESOLVED, that the shareholders approve the compensation of the Company’s named executive officers, pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the proxy statement set forth under the caption “Executive Compensation.”

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors and the Compensation and Talent Management Committee recommend that you vote FOR Proposal 3, approval of the compensation of our Named Officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in this proxy statement set forth under the caption “Executive Compensation.” Properly submitted proxies which are timely received will be voted FOR approval of the proposal, unless otherwise directed thereon.

The advisory vote to approve this proposal requires the affirmative vote of a majority of the votes cast (which excludes abstentions and failures to vote (e.g., broker non-votes)) by the holders of Common Stock present and voting at the meeting or by proxy, with a quorum of a majority of the outstanding shares of Common Stock being present or represented at the Annual Meeting.

MSA 2026 PROXY STATEMENT

55

Other Matters

The Board of Directors does not know of any matters, other than those referred to herein, which will be presented for action at the meeting. However, in the event of a vote on any other matter that should properly come before the meeting, it is intended that proxies received in the accompanying form will be voted thereon in accordance with the discretion and judgment of the persons named in the proxies.

Annual Report on Form 10-K

Upon written request to the undersigned Secretary of the Company (at the address specified on page one) by any shareholder whose proxy is solicited hereby, the Company will furnish a copy of its 2025 Annual Report on Form 10-K to the Securities and Exchange Commission, together with financial statements and schedules thereto, without charge to the shareholder requesting same.

2027 Shareholder Proposals

The Company’s bylaws require that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing specified information, so that it is received by the Company not later than the notice deadline under the bylaw. This notice deadline will generally be between 90 and 120 days prior to the anniversary date of the Company’s previous year’s Annual Meeting, or not earlier than January 8, 2027 and not later than February 7, 2027, for the Company’s Annual Meeting in 2027.

The bylaw described above does not affect the right of a shareholder to request inclusion of a shareholder proposal in the Company’s Proxy Statement pursuant to Securities and Exchange Commission Rule 14a-8 or to present for action at an Annual Meeting any proposal so included. Rule 14a-8 requires that written notice of a shareholder proposal requested to be included in the Company’s proxy materials pursuant to the Rule must also generally be received by the Company not later than 120 days prior to the anniversary date of the Company’s Proxy Statement for the previous year’s Annual Meeting. For the Company’s Annual Meeting in 2027, this deadline would be November 26, 2026.

The notices of shareholder proposals described under this caption must be given to the Secretary of the Company at the address set forth on page one. A copy of the bylaw provision described above will be furnished to any shareholder upon written request to the Secretary at the same address.

Shareholder Communications

A shareholder or other interested party who wishes to communicate with the Board, a Committee of the Board or any individual director or group of directors may do so directly by sending the communication in writing, addressed to the Board, the Committee, the individual director or group of directors, c/o Secretary, at the Company’s address appearing on page one.

Expenses of Solicitation

All expenses incident to the solicitation of proxies by the Board of Directors will be paid by the Company. The Company will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation material to beneficial owners of Common Stock held in the names of such persons. In addition to solicitation by mail, in a limited number of instances, regular employees of the Company may solicit proxies in person or by telephone. Employees will receive no additional compensation for any such solicitation.

By Order of the Board of Directors,

Richard W. Roda

Secretary

MSA 2026 PROXY STATEMENT

56

Frequently Asked Questions

1.	What is a proxy statement?

Certain shareholder votes take place each year at the Annual Meeting. Since most shareholders do not attend the Annual Meeting, we request your authorization (or your “proxy”) in advance to instruct designated persons (your “proxy holders”) how to vote your shares at the meeting. A proxy statement is a document we are required to give you when requesting your voting authority and instructions. Regulations of the U.S. Securities and Exchange Commission (the “SEC”) also require that we include specific information about the Company in the proxy statement.

2.	Why was I provided with access to this proxy statement?

All shareholders of MSA Safety Incorporated as of February 13, 2026, the “record date” for this year’s Annual Meeting, are entitled to vote at the meeting. We are providing access to this proxy statement and proxy card, along with our annual report, to all shareholders of record as of the record date.

3.	What is a shareholder of record? What is a beneficial owner?

Shareholders of Record

Shareholders can own stock directly in their own name through our transfer agent, Broadridge Corporate Issuer Solutions. Such shareholders are referred to as shareholders of record. When you are a shareholder of record, we will provide you directly with notice of access to the proxy statement and an accompanying proxy card.

Beneficial Owners

Shareholders can also own stock indirectly, through one or more brokers or intermediaries. Such shareholders are referred to as beneficial owners. When you are a beneficial owner, your stock is registered in the name of your broker or intermediary. It is the responsibility of the broker or other intermediary to forward the notice of internet availability of proxy materials, along with instructions about how to vote your shares. Shareholders can be both shareholders of record for some shares and beneficial owners for other shares and may own shares through multiple brokerage or intermediary accounts. Such shareholders will receive separate proxy materials for each account, and it is necessary for such beneficial owners to vote the shares for each account.

Important Information for MSA Employees

MSA employees may own stock a number of ways, including but not limited to stock held as shareholder of record or as a beneficial owner as described above, and stock purchased while an employee pursuant to a MSA benefit plan such as the Employee Stock Purchase Plan “ESPP”. If you hold shares in more than one of these ways, you will receive multiple notifications of the availability of proxy materials. You must complete each set of proxy materials you receive in order to vote the shares covered by such materials.

4.	Why did I receive a notice of internet availability of proxy materials instead of printed proxy materials?

In accordance with the rules of the SEC, the Company has elected to furnish proxy materials by sending a notice of internet availability of proxy materials to its shareholders. Shareholders will have electronic access to our proxy materials through the internet but will not receive paper proxy materials unless they request them as provided for in the notice of availability. The notice of availability will provide instructions for shareholders to access the proxy materials and vote their shares. Providing the notice of availability reduces the environmental impact and costs associated with printed materials.

5.	How do I vote?

You may vote by telephone, the internet or by following the instructions on your notice of internet availability of proxy materials or proxy card. When you are a beneficial owner, certain brokers or other institutions that hold your shares will forward a voting instruction form to you. It is important to follow the instructions on each notice of availability, proxy card and voting instruction form you receive to ensure that all of your shares are voted.

MSA 2026 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS
57

6.	What do I do if I receive a notice of internet availability of proxy materials, a proxy card AND a voting instruction form or forms?

This indicates that you hold shares in multiple accounts. Please follow the voting instructions for each set of materials received. It is necessary to cast a vote for all sets of materials you receive or some of your shares will not be voted.

7.	When will the Company announce the final voting results?

The Company will file the final voting results with the SEC and publish them on our website within four (4) business days following the Annual Meeting.

MSA 2026 PROXY STATEMENT

MSA SAFETY INCORPORATED 1000 CRANBERRY WOODS DRIVE CRANBERRY TOWNSHIP, PA 16066

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 7, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSA2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to vote your proxy up until 11:59 P.M. Eastern Time on May 7, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84508-P47046       KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —  — — — — — — — — – — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSA SAFETY INCORPORATED			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			All	All	Except
The Board of Directors recommends you vote FOR the following nominees:
			☐	☐	☐
1.	Election of Directors for a term expiring in 2029.

Nominees:

	01)	William M. Lambert
	02)	Diane M. Pearse
	03)	Nishan J. Vartanian

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain

2. Selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

3. To provide an advisory vote to approve the executive compensation of the Company’s named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report to Shareholders, Notice of Annual Meeting and Proxy Statement

are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V84509-P47046

MSA SAFETY INCORPORATED

Annual Meeting of Shareholders

Friday, May 8, 2026 at 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints STEVEN C. BLANCO and RICHARD W. RODA, or either of them, as proxies, with power of substitution, to vote all shares of MSA SAFETY INCORPORATED which the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders and any adjournment thereof.

This proxy will be voted as directed, or, if no direction is given, FOR items 1, 2 and 3. A vote FOR Item 1 includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve.

The proxies named are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes all previous proxies for such Annual Meeting, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and ratifies all that said proxies may do by virtue hereof.

PLEASE MARK, DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side.